As filed with the Securities and Exchange Commission on March 7, 2022

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment	☐

(Check appropriate box or boxes)

Blackstone Secured Lending Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

31st Floor

New York, NY 10154

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(877) 876-1121

(Area Code and Telephone Number)

Marisa J. Beeney, Esq.

Blackstone Alternative Credit Advisors LP

345 Park Avenue, 31st Floor

New York, NY 10154

(Name and Address of Agent for Service)

Copies to:

Rajib Chanda, Esq. Steven Grigoriou, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001	Benjamin Wells, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not complete the exchange offers and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 7, 2022

PRELIMINARY PROSPECTUS

Blackstone Secured Lending Fund

Offer to Exchange

$650,000,000 aggregate principal amount of 2.125% Notes due 2027

$650,000,000 aggregate principal amount of 2.850% Notes due 2028

For

$650,000,000 aggregate principal amount of 2.125% Notes due 2027

$650,000,000 aggregate principal amount of 2.850% Notes due 2028, respectively,

registered under the Securities Act of 1933, as amended

Blackstone Secured Lending Fund (the “Company,” “we,” “us,” or “our”) is offering to exchange all of its outstanding (i) 2.125% Notes due 2027 (the “2.125% Restricted Notes”) that were issued in a transaction not requiring registration under the Securities Act of 1933, as amended (the “1933 Act”), on July 23, 2021 and (ii) 2.850% Notes due 2028 (the “2.850% Restricted Notes” and, together with the 2.125% Restricted Notes, the “Restricted Notes”) that were issued in a transaction not requiring registration under the 1933 Act on September 30, 2021, for an equal aggregate principal amount of its new (a) 2.125% Notes due 2027 (the “2.125% Exchange Notes”) and (b) 2.850% Notes due 2028 (the “2.850% Exchange Notes” and, together with the 2.125% Exchange Notes, the “Exchange Notes”), respectively, that have been registered with the Securities and Exchange Commission (the “SEC”) under the 1933 Act. We refer to the 2.125% Restricted Notes and the 2.125% Exchange Notes collectively as the “2.125% Notes” and the 2.850% Restricted Notes and the 2.850% Exchange Notes collectively as the “2.850% Notes.” We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

If you participate in the exchange offer, you will receive Exchange Notes for your Restricted Notes that are validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 5:00 p.m., New York City time, on                , 2022, unless extended.

We will exchange all 2.125% Restricted Notes and 2.850% Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for 2.125% Exchange Notes and 2.850% Exchange Notes, respectively. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 11 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is                 , 2022

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Exchange Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request at:

Investor Relations

Blackstone Secured Lending Fund

345 Park Avenue, 31st Floor

New York, NY 10154

(212) 503-2100

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 5:00 p.m., New York City time, on                , 2022.

i

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere or incorporated by reference in this prospectus. This summary may not contain all of the information that is important to you, and it is qualified in its entirety by the more detailed information and financial statements, including the notes to those financial statements, appearing elsewhere or incorporated by reference in this prospectus. Please see the sections titled “Where You Can Find More Information” and “Incorporation by Reference.” Before making an investment decision, we encourage you to consider the information contained in and incorporated by reference in this prospectus, including the risks discussed under the heading “Risk Factors” beginning on page 11 of this prospectus, as well as the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and any updates to those risk factors contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), all of which we incorporate by reference herein other than as specified.

The Company

Blackstone Secured Lending Fund (the “Company,” “we,” “us,” or “our”) is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Company is externally managed by Blackstone Credit BDC Advisors LLC (the “Adviser”), a subsidiary of Blackstone Alternative Credit Advisors LP. Blackstone Alternative Credit Advisors LP (the “Administrator” and, collectively with its affiliates in the credit-focused business of Blackstone Inc. (“Blackstone Credit,” which, for the avoidance of doubt, excludes Harvest Fund Advisors LLC and Blackstone Insurance Solutions (“BIS”)) provides certain administrative and other services necessary for the Company to operate pursuant to an administration agreement (the “Administration Agreement”). Blackstone Credit is part of the credit-focused platform of Blackstone and is the primary part of its credit reporting segment. Blackstone Credit, together with its non-credit-focused affiliates within Blackstone Inc. is referred to herein as “Blackstone.”

Our corporate headquarters are located at 345 Park Avenue, 31st Floor, New York, New York 10154. We maintain a website at www.bxsl.com. Information contained on our website or on Blackstone’s website at www.blackstone.com is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

Under normal market conditions, we generally invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in secured debt investments. Our portfolio is composed primarily of first lien senior secured and unitranche loans. To a lesser extent, we have and may continue to also invest in second lien, third lien, unsecured or subordinated loans and other debt and equity securities. We do not currently expect to focus on investments in issuers that are distressed or in need of rescue financing. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Blackstone Credit funds. As of December 31, 2021, based on fair value, our portfolio consisted of 97.63% first lien senior secured investments and unitranche loans, 0.64% second lien debt investments and 1.73% in equity instruments. 99.9% of our debt investments as of December 31, 2021 were floating rate in nature (93.9% of which had an interest rate floor above zero) and the weighted average yield on our income producing investments was 7.21% at fair value. As of December 31, 2021 we had investments in 148 portfolio companies, with an average debt investment size in each of our portfolio companies of approximately $65.9 million based on fair value.

As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies. We generally intend to distribute substantially all of our available earnings annually by making quarterly cash distributions. We use leverage and intend to continue to use leverage for our investment activities. We use and intend to continue to use leverage, which is permitted up to the maximum amount allowed by the 1940 Act (currently limited to a debt-to-equity ratio of 2:1), to enhance potential returns. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Borrowings.”

Effective on December 10, 2020, we changed our name from “Blackstone / GSO Secured Lending Fund” to “Blackstone Secured Lending Fund.”

On October 28, 2021, the Company priced its initial public offering (“IPO”), issuing 9,180,000 of its common shares of beneficial interest at a public offering price of $26.15 per share. Net of underwriting fees, the Company received net cash proceeds, before offering expenses, of $230.6 million. On November 4, 2021, the underwriters in the IPO exercised their option to purchase an additional 1,377,000 shares of common shares, which resulted in net cash proceeds, before offering expenses, of $33.8 million. The Company’s common shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “BXSL” on October 28, 2021.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$650,000,000 aggregate principal amount of 2.125% Notes due 2027 (the “2.125% Exchange Notes”).

$650,000,000 aggregate principal amount of 2.850% Notes due 2028 (the “2.850% Exchange Notes” and, together with the 2.125% Exchange Notes, the “Exchange Notes”)

The terms of our 2.125% Exchange Notes and 2.850% Exchange Notes that have been registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”) are substantially identical to those of our outstanding 2.125% Notes due 2027 (“2.125% Restricted Notes”) and 2.850% Notes due 2028 (the “2.850% Restricted Notes” and, together with the 2.125% Restricted Notes, the “Restricted Notes”) that were issued in transactions not requiring registration under the 1933 Act on July 23, 2021 and September 30, 2021, respectively, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the 2.125% Restricted Notes and the 2.125% Exchange Notes collectively as the “2.125% Notes” and the 2.850% Restricted Notes and the 2.850% Exchange Notes as the “2.850% Notes.” We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

Restricted Notes	$650,000,000 aggregate principal amount of 2.125% Notes due 2027, which were issued in a private placement on July 23, 2021.

$650,000,000 aggregate principal amount of 2.850% Notes due 2028, which were issued in a private placement on September 30, 2021.

The Exchange Offer	In the exchange offer, we will exchange the 2.125% Restricted Notes and 2.850% Restricted Notes for a like principal amount of the 2.125% Exchange Notes and 2.850% Exchange Notes, respectively, to satisfy certain of our obligations under the applicable registration rights agreement that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the 1933 Act.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on , 2022. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreements	In connection with the private placement of the 2.125% Restricted Notes, we entered into a registration rights agreement with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several initial purchasers. In connection with the private placement of the 2.850% Restricted Notes, we entered a registration rights agreement with Citigroup Global Markets Inc., J.P. Morgan Securities, LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., and Wells Fargo Securities, LLC, as representatives of the several initial purchasers.

Under each registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•	file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•

cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•

cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the registration rights agreements.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the applicable registration rights agreement (“Registration Default”), the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum (the “Additional Interest”). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of each registration rights agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes	We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the 1933 Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1)	you are acquiring the Exchange Notes in the ordinary course of your business;

(2)	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3)	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4)	you are not our “affiliate,” as that term is defined in Rule 405 under the 1933 Act;

(5)	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6)	you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•	you cannot rely on the applicable interpretations of the staff of the SEC;

•	you may not participate in the exchange offer; and

•

you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at 5:00 p.m., New York City time, on , 2022, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes

Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. The Exchange

Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	U.S. Bank Trust Company, National Association, the trustee (the “Trustee”) under the Indenture (defined below) governing the Notes, is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

•	you will retain Restricted Notes that are not registered under the 1933 Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•	you will not be able, except in very limited instances, to require us to register your Restricted Notes under the 1933 Act;

•

you will not be able to resell or transfer your Restricted Notes unless they are registered under the 1933 Act or unless you resell or transfer them pursuant to an exemption from registration under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Certain Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Certain Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Blackstone Secured Lending Fund

Notes Offered	$650,000,000 aggregate principal amount of 2.125% Notes due 2027.

$650,000,000 aggregate principal amount of 2.850% Notes due 2028.

Maturity Date	The 2.125% Exchange Notes will mature on February 15, 2027. The 2.850% Exchange Notes will mature on September 30, 2028.

Ranking	The Exchange Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Exchange Notes. The Exchange Notes will rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of December 31, 2021, our total consolidated indebtedness was approximately $5.5 billion, $1.4 billion of which was secured, $3.2 billion of which was unsecured and $0.9 billion of which was indebtedness of our subsidiaries.

Interest and Payment Dates	The 2.125% Notes bear cash interest from July 23, 2021, at an annual rate of 2.125% payable on February 15 and August 15 of each year, beginning on February 15, 2022. The 2.850% Notes bear cash interest from September 30, 2021, at an annual rate of 2.850% payable on March 30 and September 30 of each year, beginning on March 30, 2022. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed (in the case of the 2.125% Notes, through January 15, 2027 (the date falling one month prior to the maturity date of the 2.125% Notes), and in the case of the 2.850% Notes, through July 30, 2028 (the date falling one month prior to the maturity date of the 2.850% Notes) (“Par Call Date”)) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 30 basis points and accrued and unpaid interest, if any, to, but excluding, the redemption date.

On or after the Par Call Date, we may redeem some or all of the 2.125% Notes or the 2.850% Notes at any time, or from time to time, at a redemption price equal to 100% of the principal amount of the 2.125% Notes or the 2.850% Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Change of Control; Offer to Repurchase	If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Book-Entry Form	The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry System.”

Trustee	The Trustee for the Exchange Notes will be U.S. Bank Trust Company, National Association.

Governing Law	The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and any updates to those risks contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, all of which are incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes. Any of the risks and uncertainties discussed below and in the documents referred to above could be exacerbated by the effects of the ongoing COVID-19 pandemic.

Risks Related to the Exchange Notes

The Exchange Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur.

The Exchange Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of December 31, 2021, our total consolidated indebtedness was approximately $5.5 billion, $1.4 billion of which was secured, $3.2 billion of which was unsecured and $0.9 billion of which was indebtedness of our subsidiaries.

The Exchange Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As of December 31, 2021, approximately $0.9 billion of the indebtedness required to be consolidated on our balance sheet was held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes are subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of the Exchange Notes of any changes in our credit ratings.

The Exchange Notes are rated by Moody’s Investors Service (“Moody’s”), and Fitch Ratings, Inc. (“Fitch”). There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the applicable ratings agency if in its judgment future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Exchange Notes bearing interest at fixed rates and market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The Indenture governing the Exchange Notes contains limited protection for holders of the Exchange Notes.

The Indenture governing the Exchange Notes offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

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issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Exchange Notes—Events of Default” in this prospectus.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. See “Risk Factors—Risks Related to Debt Financing—We borrow money, which magnifies the potential for loss on amounts invested in us and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for debt service, and result in losses” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Exchange Notes being redeemed.

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the initial purchasers in the private offerings of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue their market-making activities at any time without notice. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Exchange Notes may require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/or to make the required repurchase of the Exchange Notes. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus for additional information.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the 1933 Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the 1933 Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the 1933 Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this prospectus, including the documents incorporated by reference herein, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, are excluded from the safe harbor protection provided by Section 27A of the 1933 Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	our ability to raise sufficient capital to execute our investment strategy;

•	the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing conflict between Russia and Ukraine;

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general economic, logistical and political trends and other external factors, including the impact of the uncertainty of the duration and severity of the current novel coronavirus (“COVID-19”) pandemic, related COVID-19 variants and recent supply chain disruptions;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financing arrangements and investments;

•	changes in the general interest rate environment;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with the Adviser or any of its affiliates;

•	the elevating levels of inflation, and its impact on our portfolio companies and on the industries in which we may invest;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	the effect of investments that we expect to make and the competition for those investments;

•

our use of financial leverage, including the use of borrowed money to finance a portion of our investments and the effect of the COVID-19 pandemic on the availability of equity and debt capital on favorable terms or at all;

•	the ability of the Adviser to source suitable investments for us and to monitor and administer our investments;

•	the impact of any future acquisitions and divestitures;

•	the ability of the Adviser or its affiliates to attract and retain highly talented professionals;

•	general price and volume fluctuations in the stock market;

•	our ability to maintain our qualification as an RIC and as a BDC;

•	the impact on our business of U.S. and international financial reform legislation, rules and regulations;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we may invest.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the section entitled “Risk Factors” in this prospectus and in the documents we incorporate by reference.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Reports on Form 10-Q of the Company, as well as any amendments filed with the SEC. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in this prospectus, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s subsequent Quarterly Reports on Form 10-Q. These projections and forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law. These forward-looking statements apply only as of the date of this report. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued (a) $650,000,000 aggregate principal amount of the 2.125% Restricted Notes in a transaction not requiring registration under the 1933 Act on July 23, 2021 and (b) $650,000,000 aggregate principal amount of the 2.850% Restricted Notes in a transaction not requiring registration under the 1933 Act on September 30, 2021. The 2.125% Restricted Notes were issued, and the 2.125% Exchange Notes will be issued, pursuant to a base indenture dated as of July 15, 2020 (the “Base Indenture”), and the fourth supplemental indenture, dated as of July 23, 2021, to the Base Indenture (the “Fourth Supplemental Indenture”). The 2.850% Restricted Notes were issued, and the 2.850% Exchange Notes will be issued, pursuant to the Base Indenture and the fifth supplemental indenture, dated as of September 30, 2021, to the Base Indenture (the “Fifth Supplemented Indenture,” and collectively with the Base Indenture and Fourth Supplemental Indenture, the “Indenture”) between us and U.S. Bank Trust Company, National Association, as the Trustee. In connection with such Restricted Notes issuances, we entered into registration rights agreements, which require that we file this registration statement under the 1933 Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under each registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

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file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

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cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

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cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the affected series of Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the 1933 Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of each registration rights agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the 1933 Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the 1933 Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the 1933 Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can elect to have your Restricted Notes registered for resale on a “shelf” registration statement pursuant to Rule 415 under the 1933 Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective for so long as such Restricted Notes remain registrable securities under the applicable registration rights agreement. Other than as set forth in this paragraph, you will not have the right to require us to register your Restricted Notes under the 1933 Act. See “—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

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you will retain your Restricted Notes that are not registered under the 1933 Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

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you will not be able to require us to register your Restricted Notes under the 1933 Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•

you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the 1933 Act or unless you offer to resell or transfer them pursuant to an exemption under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $650,000,000 aggregate principal amount of the 2.125% Restricted Notes and $650,000,000 aggregate principal amount of the 2.850% Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given oral (any such oral notice to be promptly confirmed in writing) or written notice of our acceptance to U.S. Bank Trust Company, National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be 5:00 p.m., New York City time, on,                2022, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, however, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•

subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificateless depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry System.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender.

•	In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 5:00 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to 5:00 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to 5:00 p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the related registration rights agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank Trust Company, National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank National Association, as Exchange Agent

By Registered or Certified Mail, Overnight Delivery on or before

5:00 p.m. New York City Time on the Expiration Date:

U.S. Bank Trust Company, National Association

Attn: Corporate Actions

111 Fillmore Avenue

St. Paul, MN 55107-1402

For Information or Confirmation by Telephone Call:

(800) 934-6802

By Email or Facsimile Transmission (for Eligible Institutions only):

Email: cts.specfinance@usbank.com

Facsimile: (651) 466-7367

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $500,000, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”).

DESCRIPTION OF THE EXCHANGE NOTES

We issued the 2.125% Restricted Notes, and will issue the 2.125% Exchange Notes, under the Base Indenture and the Fourth Supplemented Indenture. We issued the 2.850% Restricted Notes, and will issue the 2.850% Exchange Notes, under the Base Indenture and the Fifth Supplemented Indenture. The following description is a summary of the material provisions of the Indenture. It does not restate the Indenture in its entirety. We urge you to read the Indenture, a copy of which is filed as an exhibit to the registration statement of which this prospectus forms a part, because it, and not this description, defines your rights as holders of the Notes.

Capitalized terms used but not otherwise defined herein will have the meanings given to them in the Notes or the Indenture, as applicable.

The registered holder of a Note will be treated as the owner of it for all purposes. Only registered holders will have rights under the Indenture.

General

The Restricted Notes are, and the Exchange Notes will be, our general senior unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The 2.125% Notes will mature on February 15, 2027 and the 2.850% Notes will mature on September 30, 2028, unless previously redeemed or repurchased in full by us as provided below under “—Optional Redemption” or “—Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The 2.125% Restricted Notes bear, and the 2.125% Exchange Notes will bear, cash interest at the rate of 2.125% per annum from July 23, 2021, to the stated maturity or date of earlier redemption. Interest on the Notes will be payable semi-annually in arrears on each February 15 and August 15, commencing February 15, 2022 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding February 1 and August 1 (whether or not a business day), respectively.

The 2.850% Restricted Notes bear, and the 2.850% Exchange Notes will bear, cash interest at the rate of 2.850% per annum from September 30, 2021, to the stated maturity or date of earlier redemption. Interest on the Notes will be payable semi-annually in arrears on each March 30 and September 30, commencing March 30, 2022 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding March 15 and September 15 (whether or not a business day), respectively.

Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

If an interest payment date or the stated maturity date or date of early redemption of the Notes falls on a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close, the required payment due on such date will instead be made on the next business day. No further interest will accrue as a result of such delayed payment.

We issued the 2.125% Restricted Notes and 2.850% Restricted Notes initially in an aggregate principal amount of $650.0 million in each case. The Indenture does not limit the aggregate principal amount of the debt securities which we may issue thereunder and provides that we may issue debt securities thereunder from time to time in one or more series. We may, without the consent of the holders of the Notes, issue additional Notes (in any such case, othen than any Exchange Notes, “Additional Notes”) under the Indenture with the same ranking and the same interest rate, maturity and other terms as the Notes of a series; provided that, if such Additional Notes are not fungible with the Notes of the applicable series (or any other tranche of Additional Notes) for U.S. federal income tax purposes, then such Additional Notes will have different CUSIP numbers from the Notes of such series (and any such other tranche of Additional Notes). Any Additional Notes and the existing Notes of a series will constitute a single series under the Indenture and all references to the relevant Notes herein will include the Additional Notes unless the context otherwise requires.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

The Notes will be issued only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be presented for transfer (duly endorsed or accompanied by a written instrument of transfer, if so required by us or the security registrar) or exchanged for other notes (containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount) at the office or agency maintained by us for such purposes (initially the corporate trust office of the Trustee). Such transfer or exchange will be made without service charge, but we may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable. Prior to the due presentment of a Note for registration of transfer, we, the Trustee and any other agent of ours or the Trustee may treat the registered holder of each Note as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever.

The Indenture does not contain any provisions that would limit our ability to incur unsecured indebtedness or that would afford holders of the Notes protection in the event of a sudden and significant decline in our credit quality or a takeover, recapitalization or highly leveraged or similar transaction involving us. Accordingly, we could in the future enter into transactions that could increase the amount of indebtedness outstanding at that time or otherwise affect our capital structure or the credit rating of the Notes.

The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•	100% of the principal amount of the Notes to be redeemed, or

•

the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed through the Par Call Date discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 30 basis points plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Notwithstanding the foregoing, at any time on or after the Par Call Date, we may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding the redemption date.

If we choose to redeem any Notes, we will deliver a notice of redemption to holders of the Notes to be redeemed not less than 15 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the Trustee and, so long as the Notes are registered to DTC or its nominee, the DTC; provided, however, that no such partial redemption will reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes (assuming the Notes matured on the applicable Par Call Date, if applicable) to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

“Par Call Date” means (a) for the 2.125% Notes, January 15, 2027, which is the date that is one month prior to the maturity date of the 2.125% Notes and (b) for the 2.850% Notes, July 30, 2028, which is the date that is one month prior to the maturity date of the 2.850% Notes.

“Comparable Treasury Price” means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer selected by us.

“Reference Treasury Dealer” means, with respect to the 2.125% Notes, each of (1) Citigroup Global Markets Inc., (2) Goldman Sachs & Co. LLC, (3) Wells Fargo Securities, LLC and (4) a primary U.S. government securities dealer selected by us; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), we will select another Primary Treasury Dealer; and, with respect to the 2.850% Notes, each of (1) Citigroup Global Markets Inc., (2) J.P. Morgan Securities, LLC, (3) RBC Capital Markets, LLC, (4) Wells Fargo Securities, LLC and (5) a primary U.S. government securities dealer selected by SMBC Nikko Securities America, Inc.; provided, however, that if any of the foregoing or their affiliates shall cease to be a Primary Treasury Dealer, we will select another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third business day preceding such redemption date.

All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1)    accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)    deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)    deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and upon receipt of the written instruction, the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a Exchange Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each Exchange Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial

Condition, Liquidity and Capital Resources” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for a general discussion of our and our subsidiaries’ indebtedness. Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors—Risks Related to the Exchange Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus for more information.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Exchange Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both of the Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control will have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)    the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Blackstone Secured Lending Fund and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries will not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)    the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3)    the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch Ratings, Inc., or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) (or, in each case the equivalent investment grade credit rating from any Rating Agency selected by us as a Rating Agency).

“Moody’s” means Moody’s Investors Service or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Adviser, any affiliate of the Adviser or any entity that is managed by the Adviser that is organized under the laws of a jurisdiction located in the United States and in the business of managing or advising clients.

“Rating Agency” means:

(1)    one or both of Fitch and Moody’s; and

(2)    if both Fitch and Moody’s cease to rate the Notes or fail to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency for either of Fitch or Moody’s, as the case may be.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the Base Indenture, the following covenants will apply to the Notes. To the extent of any conflict or inconsistency between the Base Indenture and the following covenants, the following covenants will govern:

Merger, Consolidation or Sale of Assets

The Indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Blackstone Secured Lending Fund or its Controlled Subsidiaries will not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•

we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made will be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and applicable registration rights agreement to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default will have occurred and be continuing; and

•

we will deliver, or cause to be delivered, to the Trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, will be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following will be an event of default:

(1)    default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2)    default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3)    default by us in the performance, or breach, of any covenant or agreement in the Indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the Indenture specifically dealt with or which has expressly been included in the Indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the Trustee or to us and the Trustee by the holders of at least 25% in principal amount of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

(4)    default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Blackstone Secured Lending Fund for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such significant subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)    pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities must have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6)    certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the Trustee or the holders of at least 25% in principal amount of the Notes may declare the entire principal amount of the outstanding Notes to be due and payable immediately, by a notice in writing to us (and to the Trustee if given by the holders), and upon any such declaration such principal or specified portion thereof will become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the Trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:

(i)    such holder has previously given written notice to the Trustee of a continuing event of default with respect to the Notes;

(ii)    the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the Trustee to institute proceedings in respect of such event of default;

(iii)    such holder or holders have offered to the Trustee indemnity, security, or both, satisfactory to the Trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)    the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(v)    no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such holder.

The Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that (i) such direction may not be in conflict with any rule of law or with the Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction and (iii) the Trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders).

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose, but no such waiver may extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the Trustee, within 120 days after the end of each fiscal year, an officers’ certificate as to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the Trustee must transmit notice of such default known to the Trustee, unless such default has been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the Trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the Trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the Indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the Trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the Indenture.

Trustee

U.S. Bank Trust Company, National Association is the Trustee, security registrar and paying agent. U.S. Bank Trust Company, National Association, in each of its capacities, including without limitation as the Trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the Trustee and its affiliates.

Governing Law

The Indenture provides that it and the Notes will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

Except as set forth below, Notes will be issued in registered, global form, without interest coupons (the “Global Notes”). The Global Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued at the closing of this offering only against payment in immediately available funds.

The Global Notes will be deposited upon issuance with the Trustee as custodian for DTC and registered in the name of DTC’s nominee, Cede & Co., in each case for credit to an account of a direct or indirect participant in DTC as described below.

Except as set forth below, the Global Notes may be transferred, in whole but not in part, only to DTC, to a nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for notes in registered, certificated form (the “Certificated Notes”) except in the limited circumstances described below. See “—Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of notes in certificated form.

Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear and Clearstream), which may change from time to time.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

Euroclear and Clearstream hold securities for participating organizations. They also facilitate the clearance and settlement of securities transactions between their respective participants through electronic book-entry changes in the accounts of such participants. Euroclear and Clearstream provide various services to their participants, including the safekeeping, administration, clearance, settlement, lending and borrowing of internationally traded securities. Euroclear and Clearstream interface with domestic securities markets. Euroclear and Clearstream participants are financial institutions such as underwriters, securities brokers and dealers, banks, trust companies and certain other organizations. Indirect access to Euroclear and Clearstream is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Euroclear and Clearstream participant, either directly or indirectly.

So long as the Notes are held in global form, Euroclear, Clearstream and/or DTC, as applicable, (or their respective nominees) will be considered the sole holders of Global Notes for all purposes under the Indenture. As such, participants must rely on the procedures of Euroclear, Clearstream and/or DTC and indirect participants must rely on the procedures of Euroclear, Clearstream and/ or DTC and the participants through which they own interests in the Notes, or Book-Entry Interests, in order to exercise any rights of holders under the Indenture.

So long as DTC, Euroclear or Clearstream’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC, Euroclear or Clearstream to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, Euroclear or Clearstream, on the procedures of the DTC, Euroclear or Clearstream participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the Trustee to DTC, Euroclear or Clearstream’s nominee as the registered holder of the Global Note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, Euroclear or Clearstream, or for maintaining, supervising or reviewing any records of DTC, Euroclear or Clearstream relating to those interests.

Payments by participants and indirect participants in DTC, Euroclear or Clearstream to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC, Euroclear or Clearstream.

Transfers between participants in DTC, Euroclear or Clearstream will be effected under DTC, Euroclear or Clearstream’s procedures and will be settled in same-day funds.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the Trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC, Euroclear or Clearstream identifies as a beneficial owner of the related Notes only if:

•	DTC, Euroclear or Clearstream notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, you will not recognize gain or loss upon receipt of an Exchange Note, the holding period of the Exchange Note will include the holding period of the Restricted Note exchanged therefor and the basis of the Exchange Note will be the same as the basis of the Restricted Note exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Company’s financial performance for the periods shown. The financial data set forth in the following table as of and for the years ended December 31, 2021, 2020, 2019 and 2018 are derived from our consolidated financial statements, which have been audited by                , an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus, certain documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which may be obtained from www.sec.gov or upon request. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC.

	For The Year Ended December 31,
	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of period	$25.20	$26.02	$24.57	$25.00
Net investment income(1)	2.43	2.51	2.18	0.17
Net unrealized and realized gain (loss)(2)	0.67	(1.03)	1.27	(0.60)

Net increase (decrease) in net assets resulting from operations	3.10	1.48	3.45	(0.43)
Distributions declared(3)	(2.03)	(2.30)	(2.00)	—

Total increase (decrease) in net assets	1.07	(0.82)	1.45	(0.43)

Net asset value, end of period	$26.27	$25.20	$26.02	$24.57

Shares outstanding, end of period	169,274,033	129,661,586	64,289,742	9,621,319
Total return based on NAV(4)	12.63%	6.46%	14.43%	(1.72)%
Total return based on market value(5)	32.05%	N/A	N/A	N/A
Ratios:
Ratio of net expenses to average net assets(6)	7.24%	6.50%	8.50%	8.89%
Ratio of net investment income to average net assets(6)	9.33%	10.37%	8.46%	6.07%
Portfolio turnover rate	35.40%	46.80%	31.49%	—%
Supplemental Data:
Net assets, end of period	4,447,479	3,267,809	1,673,117	236,365
Asset coverage ratio	180.2%	230.0%	215.1%	227.8%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)

For the years ended December 31, 2021, 2020, 2019 and 2018, the amount shown does not correspond with the aggregate amount for the period as it includes a $(0.09), $(0.81), $0.31 and ($0.03) impact, respectively, from the effect of the timing of capital transactions.

(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 8).
(4)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s dividend reinvestment plan) divided by the beginning NAV per share. Total return does not include sales load.

(5)

Total return based on market value is calculated as the change in market value per share during the respective periods, taking into account distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan. The beginning market value per share is based on the initial public offering price of $26.15 per share and not annualized.

(6)

Amounts are annualized except for expense support amounts relating to organizational costs mounts are annualized except for organizational costs and management fee and income based incentive fee waivers by the Adviser (refer to Note 3). For the years ended December 31, 2021, 2020, 2019 and 2018, the ratio of total operating expenses to average net assets was 7.42%, 6.43%, 8.47% and 14.09%, respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser which represented (0.17%), (0.07)%, (0.03)% and 5.20%, respectively, of average net assets.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the 1933 Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the 1933 Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act.

BUSINESS OF THE COMPANY

The information in “Business” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

REGULATION OF THE COMPANY

The information in “Business—Regulation as a Business Development Company” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

SENIOR SECURITIES

Information about the Company’s senior securities is shown as of the dates indicated in the below table. This information about the Company’s senior securities should be read in conjunction with the Company’s audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.                ’s report on the senior securities table as of December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2) ($ in millions)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Subscription Facility(5)
December 31, 2021	—	—	—	N/A
December 31, 2020	—	—	—	N/A
December 31, 2019	119.8	2,151.0	—	N/A
December 31, 2018	—	2,278.0	—	N/A

Jackson Hole Funding Facility
December 31, 2021	361.0	1,802.0	—	N/A
December 31, 2020	362.3	2,300.0	—	N/A
December 31, 2019	514.2	2,151.0	—	N/A
December 31, 2018	120.0	2,278.0	—	N/A

Breckenridge Funding Facility
December 31, 2021	568.7	1,802.0	—	N/A
December 31, 2020	569.0	2,300.0	—	N/A
December 31, 2019	820.3	2,151.0	—	N/A
December 31, 2018	65.0	2,278.0	—	N/A

Big Sky Funding Facility
December 31, 2021	499.6	1,802.0	—	N/A
December 31, 2020	200.3	2,300.0	—	N/A
December 31, 2019	—	—	—	N/A
December 31, 2018	—	—	—	N/A

Revolving Credit Facility
December 31, 2021	915.0	1,802.0		N/A
December 31, 2020	182.9	2,300.0	—	N/A
December 31, 2019	—	—	—	N/A
December 31, 2018	—	—	—	N/A

3.650% Notes due 2023
December 31, 2021	400.0	1,802.0	—	N/A
December 31, 2020	400.0	2,300.0	—	N/A
December 31, 2019	—	—	—	N/A
December 31, 2018	—	—	—	N/A

3.625% Notes due 2026
December 31, 2021	800.0	1,802.0	—	N/A
December 31, 2020	800.0	2,300.0	—	N/A
December 31, 2019	—	—	—	N/A
December 31, 2018	—	—	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2) ($ in millions)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
2.750% Notes due 2026
December 31, 2021	700.0	1,802.0	—	N/A
December 31, 2020	—	—	—	N/A
December 31, 2019	—	—	—	N/A
December 31, 2018	—	—	—	N/A

2.125% Notes due 2027
December 31, 2021	650.0	1,802.0	—	N/A
December 31, 2020	—	—	—	N/A
December 31, 2019	—	—	—	N/A
December 31, 2018	—	—	—	N/A

2.850% Notes due 2028
December 31, 2021	650.0	1,802.0	—	N/A
December 31, 2020	—	—	—	N/A
December 31, 2019	—	—	—	N/A
December 31, 2018	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)

The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “-” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.
(5)	The Subscription Facility was terminated on November 3, 2020.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2021 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The Board of Trustees of the Company (the “Board”) approved the valuation of the Company’s investment portfolio, as of December 31, 2021, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements included in this prospectus.

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Abaco Energy Technologies, LLC(4)(11)	Energy Equipment & Services	First Lien	L + 7.50% (incl. 1.00% PIK)	8.50%	10/4/2024		48,391	47,597	47,544	1.07%
1999 Bryan Street, Suite 900, Dallas TX 75201 United States
ACI Group Holdings, Inc.(4)(5)(7)(10)	Health Care Providers & Services	First Lien	L + 5.50%	6.25%	8/2/2028		109,290	106,643	107,682	2.42%
629 Davis Drive, Suite 300, Morrisville, NC 27560, United States
ADCS Clinics Intermediate Holdings, LLC(4)(7)(11)	Health Care Providers & Services	First Lien	L + 6.25%	7.25%	5/7/2027		8,247	8,069	8,129	0.18%
151 Southhall Lane Suite 300 Maitland FL 32751 United States
AGI-CFI Holdings, Inc.(4)(10)	Air Freight & Logistics	First Lien	L + 5.50%	6.25%	6/11/2027		117,382	115,160	116,208	2.61%
9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156-7858 United States
AI Altius Bidco, Inc.(4)(5)(7)(10)	IT Services	First Lien	L + 5.50%	6.25%	12/13/2028		6,218	6,074	6,060	0.14%
Suite 1, 3rd Floor, 11 - 12 St James’s Square, London, SW1Y 4LB
Albireo Energy, LLC(4)(5)(7)(11)	Electronic Equipment, Instruments & Components	First Lien	L + 6.00%	7.00%	12/23/2026		110,153	108,127	108,195	2.43%
3 Ethel Road, Suite 300, Edison, NJ 08817
Alera Group, Inc.(4)(7)(10)	Insurance	First Lien	L + 5.50%	6.25%	9/30/2028		3,713	3,678	3,676	0.08%
3 Parkway North, Suite 500, Deerfield, IL 60015, United States

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
ALKU, LLC(4)(10)	Professional Services	First Lien	L + 5.25%	6.00%	3/1/2028		79,643	78,914	79,245	1.78%
200 Brickstone Square, Suite 503, Andover, MA 01810
Armada Parent, Inc.(4)(7)(10)	Marine	First Lien	L + 5.75%	6.50%	10/29/2027		25,250	24,682	24,665	0.55%
93 Eastmont Ave Ste 100 East Wenatchee, WA, 98802-5305 United States
Ascend Buyer, LLC(4)(7)(10)	Containers & Packaging	First Lien	L + 5.75%	6.50%	9/30/2028		19,400	18,995	18,980	0.43%
1111 Busch Parkway, Buffalo Grove, IL 60089, United States
ASP Endeavor Acquisition, LLC(4)(5)(9)	Professional Services	First Lien	L + 6.50%	7.00%	5/3/2027		13,905	13,625	13,766	0.31%
515 Houston St Ste 500, Fort Worth, TX 76102 United States
AxiomSL Group, Inc.(4)(7)(11)	Software	First Lien	L + 6.00%	7.00%	12/3/2027		42,545	41,669	41,571	0.93%
125 London Wall, London, EC2Y 5AJ, United Kingdom
Barbri Holdings, Inc.(4)(10)	Diversified Financial Services	First Lien	L + 5.75%	6.50%	4/30/2028		60,563	59,349	59,957	1.35%
12222 Merit Drive, Suite 1340, Dallas, TX 75251 United States
Bazaarvoice, Inc.(4)(7)(8)	Commercial Services & Supplies	First Lien	L + 5.75%	5.85%	5/7/2028		208,736	208,736	208,736	4.69%
338 Pier Avenue, Hermosa Beach CA 90254 United States
Benefytt Technologies, Inc.(4)(7)(10)	Insurance	First Lien	L + 6.00%	6.75%	8/12/2027		10,500	10,276	10,260	0.23%
15438 North Florida Avenue, Suite 201, Tampa, FL 33613, United States
BP Purchaser, LLC(4)(10)	Distributors	First Lien	L + 5.50%	6.25%	12/10/2028		7,388	7,241	7,240	0.16%
2650 Galvin Dr, Elgin, IL 60124, United States
BPPH2 Limited(4)(5)(6)(8)	Professional Services	First Lien	L + 6.75%	6.92%	3/2/2028		26,300	35,487	35,978	0.81%
One Wood Street, London, EC2V 7WS
Bungie, Inc.(4)(11)	Interactive Media & Services	First Lien	L + 6.25%	7.25%	8/28/2024		47,200	46,824	47,200	1.06%
550 106th Ave NE, Ste 207 Bellevue, WA 98004 United States

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Bution Holdco 2, Inc.(4)(11)	Distributors	First Lien	L + 6.25%	7.25%	10/17/2025		74,059	73,123	73,503	1.65%
907 S. Detroit Ave Tulsa, OK 74120 United States
Cambium Learning Group, Inc.(4)(7)(10)	Diversified Consumer Services	First Lien	L + 5.50%	6.25%	7/20/2028		315,160	312,049	315,160	7.09%
17855 North Dallas Parkway, Suite 400, Dallas, TX 75287, United States
Canadian Hospital Specialties Ltd.(4)(5)(6)(7)(11)	Health Care Providers & Services	First Lien	L + 4.50%	5.50%	4/14/2028		27,052	21,291	21,430	0.48%
676 North Michigan Avenue Suite 3300 Chicago IL 60611 United States
Canadian Hospital Specialties Ltd.(4)(5)(6)(7)(11) - Revolving Term Loan	Health Care Providers & Services	First Lien	L + 5.25%	6.25%	4/14/2028		547	399	388	0.01%
676 North Michigan Avenue Suite 3300 Chicago IL 60611 United States
Canadian Hospital Specialties Ltd.(4)(5)(6)(8)	Health Care Providers & Services	Second Lien	8.75%	8.75%	4/15/2029		10,533	8,274	8,318	0.19%
676 North Michigan Avenue Suite 3300 Chicago IL 60611 United States
Capstone Logistics, LLC(7)(11)	Transportation Infrastructure	First Lien	L + 4.75%	5.75%	11/12/2027		5,615	5,575	5,628	0.13%
30 Technology Parkway South, Suite 200, Peachtree Corner, GA 30092
CCBlue Bidco, Inc.(4)(7)(10)	Health Care Providers & Services	First Lien	L + 6.25% (incl. 2.75% PIK)	7.00%	12/21/2028		9,728	9,515	9,514	0.21%
1148 Main St Saint Helena, CA, 94574-2013 United States
CFGI Holdings, LLC(4)(7)(10)	Professional Services	First Lien	L + 5.25%	6.00%	11/1/2027		7,675	7,494	7,489	0.17%
1 Lincoln Street, Suite 1301 Boston, MA 02111, United States
Clearview Buyer, Inc.(4)(5)(7)(10)	Professional Services	First Lien	L + 5.25%	6.00%	8/26/2027		17,339	16,969	16,947	0.38%
1 Newton Pl Ste 405, 275 Washington Street, Newton, MA 02458, United States

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Connatix Buyer, Inc.(4)(5)(7)(10)	Software	First Lien	L + 6.00%	6.75%	7/14/2027		37,718	36,822	36,746	0.83%
666 Broadway, 10th Floor, New York, NY 10012, United States
COP Home Services TopCo IV, Inc.(4)(5)(11)	Construction & Engineering	Second Lien	L + 8.75%	9.75%	12/31/2028		7,517	7,369	7,517	0.17%
3150 E Birch St., Brea, CA 92821
COP Home Services TopCo IV, Inc.(4)(5)(7)(11)	Construction & Engineering	First Lien	L + 5.00%	6.00%	12/31/2027		22,386	21,802	22,147	0.50%
3150 E Birch St., Brea, CA 92821
Corfin Holdings, Inc.(4)(11)	Aerospace & Defense	First Lien	L + 6.00%	7.00%	2/5/2026		271,375	267,405	270,697	6.09%
1050 Perimeter Road, Manchester, NH 03103 United States
CPI Buyer, LLC(4)(7)(10)	Health Care Equipment & Supplies	First Lien	L + 6.25%	7.00%	11/1/2028		29,500	28,777	28,767	0.65%
300 North LaSalle Drive Suite 5600 Chicago, IL 60654 United States
Cross Country Healthcare, Inc.(4)(10)	Health Care Providers & Services	First Lien	L + 5.75%	6.50%	6/8/2027		29,545	29,010	29,250	0.66%
5201 Congress Avenue Suite 100B Boca Raton FL 33487 United States
Cumming Group, Inc.(4)(7)(11)	Real Estate Management & Development	First Lien	L + 6.00%	7.00%	5/26/2027		55,072	53,548	54,820	1.23%
485 Lexington Avenue, New York NY 10017 United States
CustomInk, LLC(4)(11)	Specialty Retail	First Lien	L + 6.21%	7.21%	5/3/2026		163,594	161,686	161,549	3.63%
2910 District Avenue Fairfax VA 22031 United States
Dana Kepner Company, LLC(4)(11)	Distributors	First Lien	L + 6.25%	7.25%	12/29/2026		63,945	62,880	64,104	1.44%
700 Alcott St. Denver, CO 80204
DCA Investment Holdings, LLC(4)(7)(10)	Health Care Providers & Services	First Lien	L + 6.25%	7.00%	3/12/2027		24,471	24,128	24,203	0.54%
6240 Lake Osprey Drive, Sarasota, FL 34240

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Diligent Corporation(4)(11)	Software	First Lien	L + 5.75%	6.75%	8/4/2025		59,550	58,861	59,103	1.33%
111 West 33rd St., 16th Floor, New York, NY 10120
Donuts, Inc.(4)(11)	Internet & Direct Marketing Retail	First Lien	L + 6.00%	7.00%	12/29/2026		325,760	320,336	324,131	7.29%
10500 NE 8th Street Suite 750, Bellevue, WA 98004
Dreambox Learning Holding, LLC(4)(10)	Diversified Consumer Services	First Lien	L + 6.25%	7.00%	12/1/2027		7,087	6,937	6,945	0.16%
777 108th Ave NE, Bellevue, WA 98004, United States
Eagle Midstream Canada Finance, Inc.(4)(6)(13)	Oil, Gas & Consumable Fuels	First Lien	L + 6.25%	7.75%	11/26/2024		150,862	149,549	150,862	3.39%
222 3rd Avenue S.W. Suite 900 Calgary, Alberta T2P 0B4 Canada
Edifecs, Inc.(4)(10)	Health Care Technology	First Lien	L + 5.50%	6.25%	9/21/2026		13,703	13,437	13,428	0.30%
756 114TH AVE SE BELLEVUE WA 98004 United States
Edifecs, Inc.(4)(11)	Health Care Technology	First Lien	L + 7.00%	8.00%	9/21/2026		221,397	217,041	228,039	5.13%
756 114TH AVE SE BELLEVUE WA 98004 United States
Emergency Power Holdings, LLC(4)(5)(7)(11)	Electrical Equipment	First Lien	L + 5.50%	6.50%	8/17/2028		65,000	63,593	63,513	1.43%
44 S Commerce Way, Bethlehem, PA 18017
Episerver, Inc.(4)(5)(7)(11)	Software	First Lien	L + 5.50%	6.50%	4/9/2026		9,742	9,587	9,565	0.22%
542A Amherst Street Route 101A Nashua, NH 03063 United States
Epoch Acquisition, Inc.(4)(11)	Health Care Providers & Services	First Lien	L + 6.75%	7.75%	10/4/2024		24,560	24,404	24,560	0.55%
4600 Lena Drive Mechanicsburg, PA 17055 United States
Experity, Inc.(4)(5)(7)(10)	Software	First Lien	L + 5.50%	6.25%	7/22/2027		8,527	8,352	8,338	0.19%
101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104, United States

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Fencing Supply Group Acquisition, LLC(4)(5)(11)	Building Products	First Lien	L + 6.00%	7.00%	2/26/2027		52,717	52,010	52,453	1.18%
211 Perimeter Center Pkwy NE #250 Dunwoody, GA 30346
Foundation Risk Partners Corp.(4)(7)(10)	Insurance	First Lien	L + 5.75%	6.50%	10/29/2028		24,286	23,881	23,891	0.54%
1540 Cornerstone Blvd #230, Daytona Beach, FL 32117, United States
Frontline Road Safety, LLC(4)(7)(10)	Transportation Infrastructure	First Lien	L + 5.75%	6.50%	5/3/2027		91,070	89,451	87,970	1.98%
2714 Sherman Street, Grand Prairie, TX 75051 United States
Galway Borrower, LLC(4)(5)(7)(10)	Insurance	First Lien	L + 5.25%	6.00%	9/24/2028		24,059	22,882	22,993	0.52%
1 California Street, Suite 400, San Francisco, CA 94111
GCX Corporation Buyer, LLC(4)(5)(7)(10)	Health Care Equipment & Supplies	First Lien	L + 5.50%	6.25%	9/13/2027		21,945	21,453	21,431	0.48%
3875 Cypress Drive, Petaluma, CA 94954, United States
Genuine Cable Group, LLC(4)(7)(10)	Distributors	First Lien	L + 5.75%	6.50%	11/2/2026		143,539	140,399	140,654	3.16%
50 Broadway, Hawthorne, NY 10532, United States
GI Ranger Intermediate, LLC(4)(7)(10)	Health Care Technology	First Lien	L + 6.00%	6.75%	10/29/2028		13,080	12,782	12,774	0.29%
188 The Embarcadero Suite 700 San Francisco, CA 94105 United States
Go Car Wash Management Corp.(4)(7)(11)	Diversified Consumer Services	First Lien	L + 5.75%	6.75%	12/31/2026		11,073	10,697	10,686	0.24%
9801 Troup Ave, Kansas City, Kansas 66111, USA
GovernmentJobs.com, Inc.(4)(7)(10)	Software	First Lien	L + 5.50%	6.25%	12/1/2028		5,000	4,866	4,865	0.11%
300 Continental Blvd., El Segundo, CA 90245, United States
GraphPAD Software, LLC(4)(7)(11)	Software	First Lien	L + 5.50%	6.50%	4/27/2027		26,853	26,453	26,488	0.60%
2365 Northside Drive, Suite 560, San Diego, CA 92108, United States

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Gruden Acquisition, Inc.(4)(5)(7)(11)	Road & Rail	First Lien	L + 5.25%	6.25%	7/1/2028		26,198	25,482	25,429	0.57%
4041 Park Oaks Blvd, Suite 200, Tampa, FL 33610, United States
Guidehouse, Inc.(4)(5)(7)(10)	Professional Services	First Lien	L + 5.50%	6.25%	10/16/2028		346,154	342,793	342,692	7.71%
2941 Fairview Park Dr Ste 501 Falls Church, VA, 22042-4543 United States
Healthcomp Holding Company, LLC(4)(5)(7)(11)	Health Care Providers & Services	First Lien	L + 5.75%	6.75%	10/27/2026		105,078	102,655	105,078	2.36%
621 Santa Fe Ave. Fresno, CA 93721
Helix TS, LLC(4)(7)(10)	Transportation Infrastructure	First Lien	L + 5.75%	6.50%	8/4/2027		36,193	35,514	35,469	0.80%
114 Capital Way Christiana, TN 37037, United States
HIG Orca Acquisition Holdings, Inc.(4)(5)(7)(11)	Professional Services	First Lien	L + 6.00%	7.00%	6/30/2026		33,523	32,833	32,761	0.74%
100 Cummings Center, Suite 206L, Beverly, MA 01915, United States
High Street Buyer, Inc.(4)(5)(7)(10)	Insurance	First Lien	L + 6.00%	6.75%	4/14/2028		49,854	48,869	48,741	1.10%
600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States
IG Investments Holdings, LLC(4)(5)(7)(10)	Professional Services	First Lien	L + 6.00%	6.75%	9/22/2028		47,676	46,726	47,375	1.07%
4170 Ashford Dunwood Road, Northeast, Ste 250, Atlanta, GA 30319, United States
Inovalon Holdings, Inc.(4)(5)(10)	IT Services	Second Lien	L + 10.50% PIK	11.25%	11/24/2033		9,182	8,909	8,907	0.20%
4321 Collington Rd, Bowie, MD 20716, United States
Inovalon Holdings, Inc.(4)(7)(10)	IT Services	First Lien	L + 5.75%	6.50%	11/24/2028		103,533	100,841	100,806	2.27%
4321 Collington Rd, Bowie, MD 20716, United States
Integrity Marketing Acquisition, LLC(4)(5)(11)	Insurance	First Lien	L + 5.75%	6.75%	8/27/2025		19,879	19,640	19,829	0.45%
2300 Highland Village Suite 300 Highland Village, TX 75077 United States

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Integrity Marketing Acquisition, LLC(4)(5)(7)(10)	Insurance	First Lien	L + 5.50%	6.25%	8/27/2025		113,724	112,245	113,109	2.54%
2300 Highland Village Suite 300 Highland Village, TX 75077 United States
Jacuzzi Brands, LLC(4)(11)	Building Products	First Lien	L + 6.50%	7.50%	2/25/2025		94,817	93,867	94,817	2.13%
3925 City Center Drive Suite 200 Chino Hills CA 91709 United States
Java Buyer, Inc.(4)(7)(10)	Commercial Services & Supplies	First Lien	L + 5.75%	6.50%	12/15/2027		4,019	3,891	3,891	0.09%
191 4TH St W Ketchum, ID, 83340-9400 United States
Jayhawk Buyer, LLC(4)(11)	Health Care Providers & Services	First Lien	L + 5.00%	6.00%	10/15/2026		154,227	151,312	152,685	3.43%
8717 West 110th Street, Suite 300 Overland Park, KS 66210
Jayhawk Buyer, LLC(4)(11)	Health Care Providers & Services	Second Lien	L + 8.75%	9.75%	10/15/2027		5,183	5,089	5,118	0.12%
8717 West 110th Street, Suite 300 Overland Park, KS 66210
Jones Deslauriers Insurance Management, Inc.(5)(6)(7)(10)	Insurance	First Lien	L + 4.25%	5.00%	3/28/2028		68,239	53,248	53,799	1.21%
2375 Skymark Avenue, Mississauga, Ontario L4W 4Y6
Jones Deslauriers Insurance Management, Inc.(5)(6)(7)(9)	Insurance	Second Lien	L + 7.50%	8.00%	3/26/2029		25,495	19,778	20,295	0.46%
2375 Skymark Avenue, Mississauga, Ontario L4W 4Y6
JSS Holdings, Inc.(4)(10)	Commercial Services & Supplies	First Lien	L + 6.00%	6.75%	12/17/2027		5,000	4,925	4,963	0.11%
180 North Stetson, 29th Floor, Chicago, IL 60601 United States
JSS Holdings, Inc.(4)(11)	Commercial Services & Supplies	First Lien	L + 6.25%	7.25%	12/17/2027		288,815	285,148	286,649	6.45%
180 North Stetson, 29th Floor, Chicago, IL 60601 United States

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Kaufman Hall & Associates, LLC(4)(7)(10)	Professional Services	First Lien	L + 5.50%	6.25%	12/14/2028		19,500	19,063	19,060	0.43%
10 S. Wacker, Suite 3375 Chicago, Illinois 60606, United States
Knowledge Pro Buyer, Inc.(4)(7)(10)	Commercial Services & Supplies	First Lien	L + 5.75%	6.50%	12/10/2027		5,248	5,107	5,106	0.11%
Country Squire Lane Princeton Junction NJ 8550, United States
KPSKY Acquisition, Inc.(4)(7)(10)	Commercial Services & Supplies	First Lien	L + 5.50%	6.25%	10/19/2028		21,914	21,477	21,476	0.48%
500 Unicorn Park 3rd Floor Woburn, MA 01801, United States
L&S Mechanical Acquisition, LLC(4)(5)(7)(10)	Building Products	First Lien	L + 5.75%	6.50%	9/1/2027		12,755	12,514	12,500	0.28%
1101 E Arapaho Rd, Suite 190, Richardson, TX 75081, United States
Latham Pool Products, Inc.(8)	Building Products	First Lien	L + 6.00%	6.10%	6/18/2025		62,223	61,448	62,560	1.41%
787 Watervliet Shaker Road Latham NY 2110 United States
LD Lower Holdings, Inc.(4)(7)(11)	Software	First Lien	L + 6.50%	7.50%	2/8/2026		93,400	91,866	92,466	2.08%
8201 Greensboro Drive, Suite 717 Mclean, VA 22102-3810 United States
Lindstrom, LLC(4)(11)	Building Products	First Lien	L + 6.25%	7.25%	4/7/2025		122,220	120,954	122,220	2.75%
2950 100th Court Northeast Blaine MN 55449 United States
Linquest Corp.(4)(5)(7)(10)	Aerospace & Defense	First Lien	L + 5.75%	6.50%	7/28/2028		17,456	17,082	17,057	0.38%
5140 West Goldleaf Circle, Suite 400, Los Angeles, CA 90056, United States
Livingston International, Inc.(4)(6)(10)	Air Freight & Logistics	First Lien	L + 5.50%	6.25%	4/30/2027		130,160	127,052	128,858	2.90%
The West Mall Suite 400 Toronto ON M9C 5K7 Canada

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Lytx, Inc.(4)(11)	Technology Hardware, Storage & Peripherals	First Lien	L + 6.75%	7.75%	2/28/2026		85,320	84,355	84,893	1.91%
9785 Towne Centre Drive San Diego CA 92121 United States
MAG DS Corp.(11)	Aerospace & Defense	First Lien	L + 5.50%	6.50%	4/1/2027		83,707	77,289	77,011	1.73%
3580 Groupe Drive Suite 200 Woodbridge VA 22192 United States
Mandolin Technology Intermediate Holdings, Inc.(4)(5)(7)(9)	Software	First Lien	L + 3.75%	4.25%	7/6/2028		8,700	8,566	8,558	0.19%
Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States
Mandolin Technology Intermediate Holdings, Inc.(4)(5)(9)	Software	Second Lien	L + 6.50%	7.00%	7/6/2029		3,550	3,503	3,497	0.08%
Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States
Marcone Yellowstone Buyer, Inc.(7)(10)	Distributors	First Lien	L + 5.50%	6.25%	12/23/2028		5,000	4,884	4,884	0.11%
One City Place Ste 400 St Louis MO 63141, United States
Material Holdings, LLC(4)(5)(7)(10)	Professional Services	First Lien	L + 5.75%	6.50%	8/19/2027		27,416	26,873	26,838	0.60%
27 Provost Street, London, N1 7NH, United Kingdom
Maverick Acquisition, Inc.(4)(7)(11)	Aerospace & Defense	First Lien	L + 6.00%	7.00%	6/1/2027		18,969	18,524	18,717	0.42%
3063 Philmont Ave B, Huntingdon Valley, PA 19006 United States
Medallia, Inc.(4)(10)	Software	First Lien	L + 6.75% PIK	7.50%	10/29/2028		296,542	290,819	290,611	6.53%
200 W 41st St, New York, NY 10036, United States
MHE Intermediate Holdings, LLC(4)(5)(7)(11)	Machinery	First Lien	L + 5.75%	6.75%	7/21/2027		3,304	3,236	3,233	0.07%
3235 Levis Common Blvd. Perrysburg, OH 43551

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Mode Purchaser, Inc.(4)(11)	Air Freight & Logistics	First Lien	L + 6.25%	7.25%	12/9/2026		175,204	172,734	175,204	3.94%
17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States
Monk Holding Co.(4)(7)(10)	Software	First Lien	L + 5.75%	6.50%	12/1/2027		4,889	4,743	4,744	0.11%
5473 Morris Hunt Dr Fort Mill, SC, 29708-6523 United States
MRI Software, LLC(5)(7)(11)	Software	First Lien	L + 5.50%	6.50%	2/10/2026		28,117	27,946	28,094	0.63%
28925 Fountain Parkway Solon OH 44139 United States
Navigator Acquiror, Inc.(4)(7)(9)	Health Care Providers & Services	First Lien	L + 5.75%	6.25%	7/16/2027		201,924	200,061	200,915	4.52%
311 South Wacker Drive, 64th Floor, Chicago, IL 60606, United States
NDC Acquisition Corp.(4)(5)(7)(11) - Revolving Term Loan	Distributors	First Lien	L + 5.75%	6.75%	3/9/2027		214	133	180	0.00%
402 BNA Drive, Suite 500, Nashville, TN 37217
NDC Acquisition Corp.(4)(7)(11)	Distributors	First Lien	L + 5.75%	6.75%	3/9/2027		13,699	13,373	13,562	0.30%
402 BNA Drive, Suite 500, Nashville, TN 37217
Nintex Topco Limited(4)(6)(10)	Software	First Lien	L + 5.75%	6.50%	11/13/2028		34,475	33,799	33,786	0.76%
10800 NE 8th Street, Suite 400 Bellevue, WA 98004 USA
NMC Crimson Holdings, Inc.(4)(7)(10)	Health Care Technology	First Lien	L + 6.00%	6.75%	3/1/2028		71,173	68,879	69,279	1.56%
1050 Winter Street, Suite 2700 Waltham, MA 02451
Odyssey Holding Company, LLC(4)(11)	Health Care Providers & Services	First Lien	L + 5.75%	6.75%	11/16/2025		20,489	20,274	20,489	0.46%
100 Winners Circle Suite 440 Brentwood, TN 37027 United States
Onex Baltimore Buyer, Inc.(4)(7)(10)	Health Care Providers & Services	First Lien	L + 5.75%	6.50%	12/1/2027		28,977	28,368	28,364	0.64%
712 Fifth Avenue New York, NY 10019 U.S.A.

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
PGIS Intermediate Holdings, LLC(4)(5)(7)(10)	Insurance	First Lien	L + 5.50%	6.25%	10/14/2028		3,373	3,288	3,290	0.07%
5704 Binbranch Ln McKinney, TX, 75071-8475 United States
Point Broadband Acquisition, LLC(4)(7)(11)	Diversified Telecommunication Services	First Lien	L + 6.00%	7.00%	10/1/2028		87,231	84,655	84,559	1.90%
617 E. Lake St. Stanton, MI 48888 989-831-8800 United States
Polymer Additives, Inc.(8)	Chemicals	First Lien	L + 6.00%	6.13%	7/31/2025		24,177	23,457	23,585	0.53%
5929 Lakeside Blvd Indianapolis IN 46278 United States
Porcelain Acquisition Corp.(4)(7)(11)	Trading Companies & Distributors	First Lien	L + 6.00%	7.00%	4/30/2027		47,556	45,729	45,822	1.03%
20 Sanker Road, Dickson, TN 37055 United States
Profile Products, LLC(4)(7)(10)	Paper & Forest Products	First Lien	L + 5.50%	6.25%	11/12/2027		6,075	5,925	5,922	0.13%
219 Simpson St SW Conover, NC, 28613-8207 United States
Progress Residential PM Holdings, LLC (4)(7)(10)	Real Estate Management & Development	First Lien	L + 6.25%	7.00%	2/16/2028		70,324	68,756	71,027	1.60%
7500 N Dobson Rd., Suite 300 Scottsdale, AZ 85256
Project Ruby Ultimate Parent Corp.(10)	Health Care Technology	First Lien	L + 3.25%	4.00%	3/3/2028		8,547	8,509	8,549	0.19%
11711 West 79th Street Lenexa, Kansas 62214
Qualus Power Services Corp.(4)(7)(11)	Electric Utilities	First Lien	L + 5.50%	6.50%	3/26/2027		32,126	31,352	31,745	0.71%
4040 Rev Drive Cincinatti, OH 45232
R1 Holdings, LLC(4)(7)(11)	Air Freight & Logistics	First Lien	L + 6.00%	7.00%	1/2/2026		60,540	59,948	60,540	1.36%
One Kellaway Drive Randolph, MA 02368 United States
Radwell International, LLC(4)(6)(7)(10)	Electrical Equipment	First Lien	L + 5.50%	6.25%	7/13/2027		116,011	115,547	115,620	2.60%
Unit D, Dalewood Road, Lymedale Business Park, Newcastle Under Lyme, ST5 9QZ, United Kingdom

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Razor Holdco, LLC(4)(10)	IT Services	First Lien	L + 5.75%	6.50%	10/25/2027		47,800	46,874	46,844	1.05%
26 Meadow VW, Victoria, TX, 77904-1676, United States
Red River Technology, LLC(4)(7)(11)	IT Services	First Lien	L + 6.00%	7.00%	5/26/2027		81,604	80,264	78,951	1.78%
875 3rd Avenue, New York NY 10022 United States
Relativity ODA, LLC(4)(7)(11)	Software	First Lien	L + 7.50% PIK	8.50%	5/12/2027		19,323	18,842	18,984	0.43%
231 South LaSalle Street, 8th Floor, Chicago, IL 60604 United States
Relay Purchaser, LLC(4)(5)(7)(10)	Software	First Lien	L + 6.00%	6.75%	8/30/2028		50,000	48,982	49,304	1.11%
517 Lyons Avenue, Irvington, NJ 07111, United States
Roadsafe Holdings, Inc.(4)(7)(11)	Transportation Infrastructure	First Lien	L + 5.75%	6.75%	10/19/2027		43,200	42,356	42,697	0.96%
3331 Street Rd #430, Bensalem, PA 19020 United States
RWL Holdings, LLC(4)(7)(10)	Air Freight & Logistics	First Lien	L + 5.75%	6.50%	12/31/2028		24,315	23,768	23,764	0.53%
767 5th Ave #4200, New York, 10153, United States
Safety Borrower Holdings LP(4)(5)(7)(11)	Transportation Infrastructure	First Lien	L + 5.75%	6.75%	9/1/2027		4,195	4,147	4,145	0.09%
8814 Horizon Blvd, Northeast, Suite 100, Albuquerque, NM 87113, United States
Sam Holding Co, Inc.(4)(7)(11)	Transportation Infrastructure	First Lien	L + 5.50%	6.50%	9/24/2027		38,305	37,372	37,323	0.84%
7414 Circle17 South, Sebring, FL 33876, United States
SEKO Global Logistics Network, LLC(4)(5)(11)	Air Freight & Logistics	First Lien	L + 5.00%	6.00%	12/30/2026		1,863	2,128	2,118	0.05%
1100 N. Arlington Heights Rd., Itasca, IL 60143
SEKO Global Logistics Network, LLC(4)(5)(7)(11)	Air Freight & Logistics	First Lien	L + 5.00%	6.00%	12/30/2026		5,064	4,985	5,052	0.11%
1100 N. Arlington Heights Rd., Itasca, IL 60143
SelectQuote, Inc.(4)(7)(10)	Diversified Financial Services	First Lien	L + 5.00%	5.75%	11/5/2024		75,780	74,223	75,539	1.70%
6800 West 115th Street Suite 2511 Overland Park KS 66211 United States

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
SG Acquisition, Inc.(4)(9)	Insurance	First Lien	L + 5.00%	5.50%	1/27/2027		110,586	109,152	110,309	2.48%
2635 Century Parkway Northeast Suite 900 Atlanta GA 30345 United States
Sherlock Buyer Corp.(4)(7)(8)	Professional Services	First Lien	L + 5.75%	5.75%	12/8/2028		8,638	8,417	8,415	0.19%
1180 Welsh Rd # 110 North Wales, PA, 19454-2053 United States
Shoals Holdings, LLC(4)(11)	Electrical Equipment	First Lien	L + 3.25%	4.25%	11/25/2026		84,359	82,607	84,781	1.91%
1400 Shoals Way Portland, TN 37148
Smile Doctors, LLC(4)(7)(10)	Health Care Providers & Services	First Lien	L + 5.75%	6.50%	12/1/2028		9,449	9,221	9,233	0.21%
3622 Williams Drive Building Suite 4 Georgetown, TX 78628 United States
Snoopy Bidco, Inc.(4)(7)(10)	Health Care Providers & Services	First Lien	L + 6.00%	6.75%	6/1/2028		264,000	255,148	258,750	5.82%
8039 Beach Blvd, Buena Park, CA United States
SpecialtyCare, Inc.(4)(5)(7)(11)	Health Care Providers & Services	First Lien	L + 5.75%	6.75%	6/18/2028		12,225	11,844	11,975	0.27%
111 Radio Circle, Mount Kisco NY 10549 United States
Spireon, Inc.(4)(11)	Transportation Infrastructure	First Lien	L + 6.50%	7.50%	10/4/2024		22,733	22,601	22,733	0.51%
6802 Aston Street Irvine CA 92606 United States
Spitfire Parent, Inc.(4)(5)(11)	Software	First Lien	L + 5.50%	6.50%	3/11/2027		10,448	12,406	11,762	0.26%
10161 Park Run Drive, Suite 150, Las Vegas, Nevada
Spitfire Parent, Inc.(4)(7)(11)	Software	First Lien	L + 5.50%	6.50%	3/11/2027		70,933	69,574	70,131	1.58%
10161 Park Run Drive, Suite 150, Las Vegas, Nevada
Stamps.com, Inc.(4)(10)	Software	First Lien	L + 5.75%	6.50%	10/5/2028		290,278	284,671	284,473	6.40%
1990 East Grand Avenue El Segundo, CA 90245 USA

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Stepping Stones Healthcare Services, LLC(4)(7)(10)	Health Care Providers & Services	First Lien	L + 5.75%	6.50%	1/2/2029		2,188	2,129	2,129	0.05%
2586 Trailridge Dr E Suite 100, Lafayette, 80026-3111, United States
Tailwind Colony Holding Corporation(4)(7)(11)	Distributors	First Lien	L + 7.50%	8.50%	11/13/2024		39,408	39,028	38,619	0.87%
269 South Lambert Road Orange, CT 06512 United States
TCFI AEVEX, LLC(4)(7)(11)	Aerospace & Defense	First Lien	L + 6.00%	7.00%	3/18/2026		112,572	110,659	101,424	2.28%
440 Stevens Ave. Ste 150 Solana Beach, CA 92075 United States
Tennessee Bidco Limited(4)(5)(6)(7)(8)	Insurance	First Lien	L + 7.00%	7.32%	8/3/2028		25,848	33,898	33,663	0.76%
33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom
Tennessee Bidco Limited(4)(5)(6)(8)	Insurance	First Lien	L + 7.00%	7.15%	8/3/2028		63,529	61,854	61,623	1.39%
33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom
Tetra Technologies, Inc.(4)(6)(11)	Energy Equipment & Services	First Lien	L + 6.25%	7.25%	9/10/2025		17,790	17,716	17,790	0.40%
24955 Interstate 45 North The Woodlands TX 77380 United States
The Action Environmental Group, Inc.(4)(7)(12)	Commercial Services & Supplies	First Lien	L + 6.00%	7.25%	1/16/2026		117,131	114,946	113,473	2.55%
451 Frelinghuysen Avenue Newark NJ 07114 United States
The Cook & Boardman Group, LLC(11)	Trading Companies & Distributors	First Lien	L + 5.75%	6.75%	10/17/2025		49,712	49,421	48,494	1.09%
3064 Salem Industrial Drive Winston Salem NC 27127 United States
The GI Alliance Management, LLC(4)(11)	Health Care Providers & Services	First Lien	L + 6.25%	7.25%	11/4/2024		272,257	267,352	270,216	6.08%
8267 Elmbrook Drive, Ste. 200 Dallas, TX 75247 United States

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
The NPD Group L.P. (4)(7)(10)	Software	First Lien	L + 6.00%	6.75%	11/9/2028		122,600	119,670	119,633	2.69%
132 W 31st St, New York, 10001 United States
Titan Investment Company, Inc.(4)(5)(8)	Professional Services	First Lien	L + 5.75%	5.96%	3/20/2027		42,460	40,729	42,672	0.96%
6130 Sprint Parkway, Overland Park, KS 66211
Trinity Air Consultants Holdings Corp.(4)(7)(10)	Professional Services	First Lien	L + 5.25%	6.00%	6/29/2027		69,311	67,797	67,656	1.52%
330 7th Ave, New York, NY 10001 United States
Trinity Partners Holdings, LLC(4)(7)(10)	Professional Services	First Lien	L + 5.75%	6.50%	12/21/2028		4,658	4,551	4,551	0.10%
230 3RD Ave Prospect Place Waltham, MA 02451 United States
Triple Lift, Inc.(4)(7)(10)	Software	First Lien	L + 5.75%	6.50%	5/6/2028		48,755	47,732	48,114	1.08%
400 Lafayette St 5th floor, New York, NY 10003 United States
TRP Infrastructure Services, LLC(4)(7)(11)	Transportation Infrastructure	First Lien	L + 5.50%	6.50%	7/9/2027		39,684	38,889	38,820	0.87%
2411 Minnis Dr, Haltom City, TX 76117, United States
Turing Holdco, Inc.(4)(5)(6)(7)(8)	IT Services	First Lien	L + 6.00%	6.00%	8/3/2028		10,880	12,062	11,860	0.27%
26990 Arastradero Road Los Altos Hills, CA 94022, United States
Turing Holdco, Inc.(4)(5)(6)(8)	IT Services	First Lien	L + 6.00%	6.13%	8/3/2028		8,437	8,192	8,184	0.18%
26990 Arastradero Road Los Altos Hills, CA 94022, United States
Unified Door & Hardware Group, LLC(4)(11)	Distributors	First Lien	L + 6.25%	7.25%	6/30/2025		95,336	93,908	94,860	2.13%
1650 Suckle Highway Pennsauken, NJ 08110 United States
US Oral Surgery Management Holdco, LLC(4)(7)(10)	Health Care Providers & Services	First Lien	L + 5.50%	6.25%	11/18/2027		32,982	32,152	32,238	0.72%
201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
VDM Buyer, Inc.(4)(8)	Chemicals	First Lien	L + 6.75%	6.89%	4/22/2025		23,779	26,474	26,231	0.59%
One North Transit Road Lockport, NY 14094 United States
VDM Buyer, Inc.(4)(8)	Chemicals	First Lien	L + 6.75%	6.88%	4/22/2025		62,449	61,761	60,575	1.36%
One North Transit Road Lockport, NY 14094 United States
Veregy Consolidated, Inc.(11)	Commercial Services & Supplies	First Lien	L + 6.00%	7.00%	11/2/2027		21,099	20,610	21,152	0.48%
23325 N. 23rd Ave, Suite 120 Phoenix, AZ 85027
Victory Buyer, LLC(4)(9)	Industrial Conglomerates	Second Lien	L + 7.00%	7.50%	11/19/2028		9,619	9,523	9,523	0.21%
50 East 153rd Street Bronx, NY 10451-2104 United States
West Monroe Partners, LLC(4)(7)(10)	Professional Services	First Lien	L + 5.50%	6.25%	11/8/2028		15,009	14,715	14,709	0.33%
311 W Monroe St 14th Floor, Chicago, IL 60606, United States
Westland Insurance Group LTD(4)(5)(6)(11)	Insurance	First Lien	L + 7.00%	8.00%	1/5/2027		42,483	39,257	41,315	0.93%
200, 2121 - 160th Street, Surrey, BC
Westland Insurance Group LTD(4)(5)(6)(7)(11)	Insurance	First Lien	L + 7.00%	8.00%	1/5/2027		96,704	68,874	74,348	1.67%
200, 2121 - 160th Street, Surrey, BC
WHCG Purchaser III, Inc.(4)(5)(7)(10)	Health Care Providers & Services	First Lien	L + 5.75%	6.50%	6/22/2028		46,608	45,438	45,352	1.02%
251 Little Falls Drive, Wilmington, DE 19808 United States
Windows Acquisition Holdings, Inc.(4)(5)(11)	Building Products	First Lien	L + 6.50%	7.50%	12/29/2026		55,418	54,488	55,418	1.25%
235 Sunshine Road Royal, AR 71968
AGI Group Holdings LP - A2 Units(4)	Air Freight & Logistics	Class A2 Common Units				30.1%	902	902	971	0.02%
9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156-7858 United States
Box Co-Invest Blocker, LLC(4)	Distributors	Series A Preferred Units				11.7%	702,305	702	702	0.02%
2650 Galvin Dr, Elgin, IL 60124, United States

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Cambium Holdings, LLC - Senior Preferred Interests(4)	Diversified Consumer Services	Senior Preferred Interests				2.3%	12,511,857	12,315	14,480	0.33%
17855 North Dallas Parkway, Suite 400, Dallas, TX 75287, United States
Connatix Parent, LLC - Class L Common Units(4)	Software	Class L Common Units				23.1%	42,045	462	462	0.01%
666 Broadway, 10th Floor, New York, NY 10012, United States
Corfin Holdco, Inc. - Common Stock(4)	Aerospace & Defense	Common Stock				2.7%	2,137,866	4,767	9,535	0.21%
1050 Perimeter Road, Manchester, NH 03103 United States
CustomInk, LLC - Series A Preferred Units(4)	Specialty Retail	Series A Preferred Units				1.1%	5,200,000	5,200	6,272	0.14%
2910 District Avenue Fairfax VA 22031 United States
Deneb Ultimate Topco, LLC - Class A Units(4)	Diversified Consumer Services	Class A Common Units				4.3%	213	213	213	0.00%
777 108th Ave NE, Bellevue, WA 98004, United States
EIS Acquisition Holdings, LP - Class A Common Units(4)	Distributors	Class A Common Units				37.6%	6,292	3,358	6,764	0.15%
2018 Powers Ferry Road, Suite 400 Atlanta, Georgia 30339 United States
Frontline Road Safety Investments, LLC - Class A Common Units(4)	Transportation Infrastructure	Class A Common Units				3.1%	27,536	2,909	2,628	0.06%
2714 Sherman Street, Grand Prairie, TX 75051 United States
GCX Corporation Group Holdings, L.P. - Class A-2 Units(4)	Health Care Equipment & Supplies	Class A-2 Common Units				10.0%	500	500	500	0.01%
3875 Cypress Drive, Petaluma, CA 94954, United States
Guidehouse Holding Corp. - Preferred Equity(4)	Professional Services	Preferred Shares				21.6%	15,440	15,133	15,789	0.36%
2941 Fairview Park Dr Ste 501 Falls Church, VA, 22042-4543 United States

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
Jayhawk Holdings, LP - A-1 Common Units(4)	Health Care Providers & Services	Class A-1 Common Units				0.1%	2,201	392	579	0.01%
8717 West 110th Street, Suite 300 Overland Park, KS 66210
Jayhawk Holdings, LP - A-2 Common Units(4)	Health Care Providers & Services	Class A-2 Common Units				0.1%	1,185	211	312	0.01%
8717 West 110th Street, Suite 300 Overland Park, KS 66210
Lobos Parent, Inc. - Series A Preferred Shares(4)	Software	Preferred Shares				1.8%	1,545	1,506	1,518	0.03%
206 S Earl St # 394, Schaller, Iowa, United States
Mandolin Technology Holdings, Inc. - Series A Preferred Shares(4)	Software	Series A Preferred Shares				3.0%	3,550,000	3,444	3,602	0.08%
Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States
Mermaid Equity Co. L.P. - Class A-2 Common Units(4)	Software	Class A-2 Common Units				17.4%	14,849,355	14,849	39,054	0.88%
100 Pall Mall, St. James’s, London, SW1Y 5NQ
Mermaid EquityCo L.P. - Class B Units(4)	Software	Warrant				19.8%	4,551	865	7,645	0.17%
100 Pall Mall, St. James’s, London, SW1Y 5NQ
Mode Holdings, L.P. - Class A-2 Common Units(4)	Air Freight & Logistics	Class A-2 Common Units				9.2%	5,486,923	5,487	9,876	0.22%
17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States
NC Ocala Co-Invest Beta, L.P. - LP Interest(4)	IT Services	LP Interest				3.5%	2,854,133	2,854	2,854	0.06%
4321 Collington Rd, Bowie, MD 20716, United States
Ncp Helix Holdings, LLC. - Preferred Shares(4)	Transportation Infrastructure	Preferred Shares				24.6%	495,094	372	397	0.01%
888 Boylston Street, Suite 1100, Boston, Massachusetts 02199

Investments(1)(5)	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount/ Units	Cost(3)	Fair Value	Percentage of Net Assets
OHCP V TC COI, LP. - LP Interest(4)	Professional Services	LP Interest				35.0%	3,500,000	3,500	3,500	0.08%
330 7th Ave, New York, NY 10001 United States
Point Broadband Holdings, LLC - Class A Units(4)	Diversified Telecommunication Services	Class A Common Units				26.0%	6,930	5,877	5,877	0.13%
617 E. Lake St. Stanton, MI 48888 989-831-8800 United States
Point Broadband Holdings, LLC - Class B Units(4)	Diversified Telecommunication Services	Class B Common Units				26.0%	369,255	1,053	1,052	0.02%
617 E. Lake St. Stanton, MI 48888 989-831-8800 United States
Blackstone Donegal Holdings LP - LP Interests (Westland Insurance Group LTD)(4)(5)(6)(14)	Insurance	LP Interests				18.8%		32,759	35,683	0.80%
200, 2121 – 160th Street, Surrey, BC

(1)

Unless otherwise indicated, issuers of debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount is presented for debt investments, while the number of shares or units owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”) or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2021. As of December 31, 2021, the reference rates for our variable rate loans were the 30-day L at 0.10%, the 90-day L at 0.21% and the 180-day L at 0.34% and P at 3.25%. Variable rate loans typically include an interest reference rate floor feature, which is generally 1.00%. As of December 31, 2021, 93.9% of the debt portfolio at fair value had an interest rate floor above zero.

(3)	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with GAAP.
(4)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board, pursuant to the Company’s valuation policy.

(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.

(6)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2021, non-qualifying assets represented 10.5% of total assets as calculated in accordance with regulatory requirements.

(7)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First and Second Lien Debt
ACI Group Holdings, Inc.	Delayed Draw Term Loan	8/2/2023	39,937	0
ACI Group Holdings, Inc.	Revolver	8/2/2027	11,567	(116)
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	5/7/2023	881	0
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	1,301	(26)
AI Altius Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	1,302	(26)
Albireo Energy, LLC	Delayed Draw Term Loan	6/23/2022	33,799	0
Alera Group, Inc.	Delayed Draw Term Loan	9/30/2028	28	0
Armada Parent, Inc.	Delayed Draw Term Loan	10/29/2023	2,500	(25)
Armada Parent, Inc.	Revolver	10/29/2027	2,750	0
Ascend Buyer, LLC	Revolver	9/30/2027	1,617	0
AxiomSL Group, Inc.	Delayed Draw Term Loan	12/3/2027	2,949	(59)
AxiomSL Group, Inc.	Revolver	12/3/2025	3,221	(64)
Bazaarvoice, Inc.	Delayed Draw Term Loan	11/7/2022	32,212	0
Bazaarvoice, Inc.	Revolver	5/7/2026	28,662	0
Benefytt Technologies, Inc.	Delayed Draw Term Loan	8/12/2023	2,985	(30)
Monk Holding Co.	Delayed Draw Term Loan	8/12/2023	2,230	0
Cambium Learning Group, Inc.	Revolver	7/20/2028	43,592	0
Canadian Hospital Specialties Ltd.	Delayed Draw Term Loan	4/14/2023	5,754	0
Canadian Hospital Specialties Ltd.	Revolver	4/14/2027	2,440	0
Capstone Logistics, LLC	Delayed Draw Term Loan	11/12/2027	338	0
CCBlue Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	1,920	0
CFGI Holdings, LLC	Delayed Draw Term Loan	11/2/2027	1,200	(12)
CFGI Holdings, LLC	Revolver	11/2/2027	1,050	(21)
Clearview Buyer, Inc.	Delayed Draw Term Loan	8/26/2024	3,668	0
Clearview Buyer, Inc.	Revolver	2/26/2027	449	0
Connatix Buyer, Inc.	Delayed Draw Term Loan	7/14/2023	10,900	(109)
Connatix Buyer, Inc.	Revolver	7/14/2027	5,431	0
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	1,331	0
CPI Buyer, LLC	Delayed Draw Term Loan	5/1/2023	8,747	0
CPI Buyer, LLC	Revolver	11/1/2026	3,214	(64)
Cumming Group, Inc.	Delayed Draw Term Loan	5/26/2027	27,409	0
Cumming Group, Inc.	Revolver	5/26/2027	11,576	0
DCA Investment Holdings, LLC	Delayed Draw Term Loan	3/12/2023	3,900	0
Emergency Power Holdings, LLC	Delayed Draw Term Loan	8/17/2023	18,700	0
Episerver, Inc.	Revolver	4/9/2026	2,064	(31)
Experity, Inc.	Revolver	7/22/2027	948	(19)
Foundation Risk Partners Corp.	Delayed Draw Term Loan	10/29/2023	2,108	0
Foundation Risk Partners Corp.	Revolver	10/29/2027	2,382	(36)
Frontline Road Safety, LLC - A	Delayed Draw Term Loan	5/3/2027	3,419	0
Frontline Road Safety, LLC - B	Delayed Draw Term Loan	5/3/2022	26,351	0
Galway Borrower, LLC	Delayed Draw Term Loan	9/30/2023	35,620	0
Galway Borrower, LLC	Revolver	9/30/2027	19,017	(380)
GCX Corporation Buyer, LLC	Delayed Draw Term Loan	9/13/2023	7,500	0
Genuine Cable Group, LLC	Delayed Draw Term Loan	4/1/2023	37,385	0
GI Ranger Intermediate, LLC	Delayed Draw Term Loan	10/29/2023	2,000	(20)
GI Ranger Intermediate, LLC	Revolver	10/29/2027	1,200	(24)
Go Car Wash Management Corp.	Delayed Draw Term Loan	8/31/2023	12,715	0
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	11/30/2023	2,144	0
GovernmentJobs.com, Inc.	Revolver	11/30/2027	677	(14)
GI Consilio Parent, LLC	Revolver	5/14/2026	4,200	0
GraphPAD Software, LLC	Delayed Draw Term Loan	4/27/2027	6,429	(64)
GraphPAD Software, LLC	Revolver	4/27/2027	2,124	0
Gruden Acquisition, Inc.	Delayed Draw Term Loan	7/1/2023	3,428	0

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Gruden Acquisition, Inc.	Revolver	7/1/2026	3,000	(75)
Guidehouse, Inc.	Revolver	10/15/2027	27,395	0
Healthcomp Holding Company, LLC	Delayed Draw Term Loan	4/27/2022	28,515	0
Helix TS, LLC	Delayed Draw Term Loan	8/3/2023	16,420	0
HIG Orca Acquisition Holdings, Inc.	Delayed Draw Term Loan	8/17/2023	6,210	(62)
HIG Orca Acquisition Holdings, Inc.	Revolver	8/17/2027	1,481	0
High Street Buyer, Inc. - B	Delayed Draw Term Loan	4/16/2028	3,573	0
High Street Buyer, Inc.	Revolver	4/16/2027	2,254	(45)
IG Investments Holdings, LLC	Revolver	9/22/2027	1,791	0
Inovalon Holdings, Inc.	Delayed Draw Term Loan	6/24/2024	11,060	(138)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/27/2025	12,762	0
Java Buyer, Inc.	Delayed Draw Term Loan	12/15/2023	2,950	0
Java Buyer, Inc.	Revolver	12/15/2027	820	(16)
Jones Deslauriers Insurance Management, Inc.	Delayed Draw Term Loan	3/28/2022	15,248	0
Jones Deslauriers Insurance Management, Inc. (2nd Lien)	Delayed Draw Term Loan	3/28/2022	2,441	0
Kaufman Hall & Associates, LLC	Delayed Draw Term Loan	12/14/2023	4,960	(50)
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/10/2023	2,121	0
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	784	0
KPSKY Acquisition, Inc.	Delayed Draw Term Loan	10/19/2023	1,188	0
L&S Mechanical Acquisition, LLC	Delayed Draw Term Loan	9/1/2022	4,088	0
LD Lower Holdings, Inc.	Delayed Draw Term Loan	2/8/2023	15,684	0
Linquest Corp.	Delayed Draw Term Loan	1/27/2023	4,975	(50)
Mandolin Technology Intermediate Holdings, Inc.	Revolver	7/30/2026	1,200	0
Marcone Yellowstone Buyer, Inc.	Delayed Draw Term Loan	12/23/2028	1,600	0
Material Holdings, LLC	Delayed Draw Term Loan	8/19/2023	3,533	0
Material Holdings, LLC	Revolver	8/17/2027	1,484	0
Maverick Acquisition, Inc.	Delayed Draw Term Loan	6/1/2023	6,243	0
MHE Intermediate Holdings, LLC	Delayed Draw Term Loan	7/21/2023	170	0
MHE Intermediate Holdings, LLC	Revolver	7/21/2027	268	(5)
MRI Software, LLC	Revolver	2/10/2026	1,516	0
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/16/2023	65,988	0
NDC Acquisition Corp.	Revolver	3/9/2027	3,211	0
NMC Crimson Holdings, Inc.	Delayed Draw Term Loan	3/1/2023	31,400	(471)
Porcelain Acquisition Corp.	Delayed Draw Term Loan	4/30/2022	22,627	(665)
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	2/16/2022	16,623	0
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	12/1/2023	3,388	0
PGIS Intermediate Holdings, LLC	Delayed Draw Term Loan	10/16/2028	1,297	(13)
PGIS Intermediate Holdings, LLC	Revolver	10/16/2028	330	(2)
Point Broadband Acquisition, LLC	Delayed Draw Term Loan	10/1/2023	39,309	(491)
Profile Products, LLC	Delayed Draw Term Loan	11/12/2027	1,340	0
Profile Products, LLC	Revolver	11/12/2027	893	(18)
Qualus Power Services Corp.	Delayed Draw Term Loan	3/26/2023	5,917	0
R1 Holdings, LLC	Delayed Draw Term Loan	4/19/2022	8,886	0
Radwell International, LLC	Delayed Draw Term Loan	7/13/2023	9,740	0
Radwell International, LLC	Revolver	7/13/2027	11,458	0
Red River Technology, LLC	Delayed Draw Term Loan	5/26/2023	25,880	0
Relativity ODA, LLC	Revolver	5/12/2027	3,292	(49)
Relay Purchaser, LLC	Revolver	8/30/2026	7,143	(71)
Roadsafe Holdings, Inc.	Delayed Draw Term Loan	10/19/2021	7,100	0
RWL Holdings, LLC	Delayed Draw Term Loan	12/1/2027	6,452	(65)
Safety Borrower Holdings LP	Delayed Draw Term Loan	9/1/2022	932	0
Safety Borrower Holdings LP	Revolver	9/1/2027	373	(4)
Sam Holding Co, Inc.	Delayed Draw Term Loan	9/24/2023	33,600	0
Sam Holding Co, Inc.	Revolver	3/24/2027	6,000	(120)
SEKO Global Logistics Network, LLC	Delayed Draw Term Loan	12/30/2022	800	(12)
SEKO Global Logistics Network, LLC	Revolver	12/30/2026	600	0
SelectQuote, Inc.	Delayed Draw Term Loan	11/3/2022	16,067	0
Sherlock Buyer Corp.	Delayed Draw Term Loan	12/8/2028	2,794	(28)
Sherlock Buyer Corp.	Revolver	12/8/2027	1,111	(22)
Smile Doctors, LLC	Delayed Draw Term Loan	12/21/2023	1,623	0

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Smile Doctors, LLC	Revolver	12/21/2027	1,174	0
Snoopy Bidco, Inc.	Delayed Draw Term Loan	6/1/2023	86,000	0
SpecialtyCare, Inc.	Delayed Draw Term Loan	9/18/2021	1,260	0
SpecialtyCare, Inc.	Revolver	6/18/2026	1,047	0
Spitfire Parent, Inc.	Delayed Draw Term Loan	9/4/2022	9,222	0
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	12/30/2023	748	(7)
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	371	0
Tailwind Colony Holding Corporation	Delayed Draw Term Loan	2/10/2022	3,752	0
TCFI AEVEX, LLC	Delayed Draw Term Loan	12/31/2021	1,579	0
TCFI AEVEX, LLC	Delayed Draw Term Loan	12/31/2021	30,445	(304)
Tennessee Bidco Limited - GBP	Delayed Draw Term Loan	8/3/2028	34,405	0
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/29/2023	24,085	(241)
Trinity Air Consultants Holdings Corp.	Revolver	6/29/2027	1,376	0
Trinity Partners Holdings, LLC	Delayed Draw Term Loan	12/21/2023	1,380	(14)
Triple Lift, Inc.	Revolver	5/6/2028	7,698	(154)
TRP Infrastructure Services, LLC	Delayed Draw Term Loan	1/9/2023	7,101	(71)
The Action Environmental Group, Inc.	Delayed Draw Term Loan	1/16/2026	29,158	0
The NPD Group L.P.	Revolver	12/1/2027	9,260	(86)
Turing Holdco, Inc.	Delayed Draw Term Loan	8/3/2028	9,318	0
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	1/7/2022	12,338	0
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	3,233	(65)
Westland Insurance Group LTD	Delayed Draw Term Loan	7/5/2022	86,743	0
West Monroe Partners, LLC	Delayed Draw Term Loan	11/9/2023	3,848	0
West Monroe Partners, LLC	Revolver	11/9/2027	1,443	0
WHCG Purchaser III, Inc.	Delayed Draw Term Loan	6/22/2023	20,425	0
WHCG Purchaser III, Inc.	Revolver	6/22/2026	6,723	(134)

Total Unfunded Commitments			1,407,311	(4,688)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2021 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2021 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2021 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2021 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2021 was 1.50%.
(14)

Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2021, the Company does not “control” any of these portfolio companies. Under the 1940 Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2021, the Company’s non-controlled/affiliated investments were as follows:

	Fair Value as of December 31, 2020	Gross Additions	Gross Reductions	Change in Unrealized Gains (Losses)	Fair Value as of December 31, 2021	Dividend and Interest Income
Non-Controlled/Affiliated Investments
Blackstone Donegal Holdings LP	$—	$32,760	$—	$2,923	$35,683	$—

Total	$—	$32,760	$—	$2,923	$35,683	$—

FINANCIAL STATEMENTS

The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference. The financial data should be read in conjunction with the Company’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.

MANAGEMENT

The information in “Directors, Executive Officers and Corporate Governance” in Part III, Item 10, “Executive Compensation” in Part III, Item 11 and “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in Part III, Item 12 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are incorporated herein by reference.

PORTFOLIO MANAGEMENT

The Company’s investment activities are managed by Blackstone Credit BDC Advisors LLC.

Investment Committee

The Investment Committee is composed of Dwight Scott, Brad Marshall, Steve Kuppenheimer, Rob Zable, Michael Zawadzki, Dan Smith, Robert Horn, Robert Petrini, Louis Salvatore and Paulo Eapen. Biographical information regarding members of the Investment Committee, who are not Trustees or our executive officers, is as follows:

Dwight Scott, Global Head of Blackstone Credit, Senior Managing Director of Blackstone. Mr. Scott is the Global Head of Blackstone Credit and a Senior Managing Director of Blackstone. Prior to his current role, Mr. Scott managed the energy investing activity at Blackstone Credit, where he remains active. Before joining Blackstone Credit in 2005, at its inception, Mr. Scott was an Executive Vice President and Chief Financial Officer of El Paso Corporation. Prior to joining El Paso, Mr. Scott served as a Managing Director in the energy investment banking practice of Donaldson, Lufkin & Jenrette. Mr. Scott is currently a Director of GEP Haynesville. He is a member of the Wall Street for McCombs Board. Mr. Scott graduated from the University of North Carolina and the University of Texas’ McCombs School of Business.

Robert Zable, Senior Managing Director of Blackstone. Mr. Zable is a Senior Managing Director and Senior Portfolio Manager for Blackstone Credit’s U.S. CLOs, closed-end funds, and high yield separately managed accounts. He is also a member of Blackstone Credit’s LCS Management Committee and sits on LCS’s U.S. Syndicated Credit Investment Committee, Global Structured Credit Investment Committee, Global Dynamic Credit Asset Allocation Committee, and CLO Origination Committee. Prior to joining Blackstone Credit in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a B.S. from Cornell University and an M.B.A in Finance from The Wharton School at the University of Pennsylvania.

Michael Zawadzki, Senior Managing Director of Blackstone, Co-head of Energy. Mr. Zawadzki is Co-head of Blackstone Credit’s Energy platform and a Senior Managing Director of Blackstone. Mr. Zawadzki sits on the investment committees for Blackstone Credit’s energy funds, performing credit funds and distressed funds. Before joining Blackstone Credit in 2006, Mr. Zawadzki was with Citigroup Private Equity, where he completed numerous private equity and subordinated debt investments. Previously, Mr. Zawadzki worked in the investment banking division of Salomon Smith Barney. Mr. Zawadzki serves on the board of directors (as a director or observer) of 3Bear Energy, Alta Resources, Community Development Capital Group IV, Elevation Midstream, LLC, Sequel Energy Group, Sequel Energy Group II, Targa Badlands, Twin Eagle Resources Management and WPX Energy Mineral Partners, LP. Mr. Zawadzki graduated magna cum laude with a B.S. in Economics from the Wharton School of the University of Pennsylvania.

Robert Horn, Senior Managing Director of Blackstone, Co-head of Energy. Mr. Horn is Co-head of Blackstone Credit’s Energy platform and a Senior Managing Director of Blackstone. Mr. Horn sits on the investment committees for Blackstone Credit’s energy funds, performing credit funds and distressed funds. Before joining Blackstone Credit in 2005, Mr. Horn worked in Credit Suisse’s Global Energy Group, where he advised on high yield financings and merger and acquisition assignments for companies in the power and utilities sector. Mr. Horn serves on the board of directors of various companies involved in the upstream, midstream and oilfield service sectors, including Altus Power America, Inc., Compass Well Services, Delaware Basin Investment Group, GEP Haynesville, GulfTex Energy III, GulfTex Energy IV, Legacy Reserves, M5 Midstream, M6 Midstream, MR Italia, River Bend Oil and Gas, Sanchez UnSub and Sierra Resources Partners. Mr. Horn graduated with academic honors from McGill University.

Robert Petrini, Senior Managing Director of Blackstone, Co-head of Performing Credit. Mr. Petrini is Co-head of Blackstone Credit’s Performing Credit platform and a Senior Managing Director of Blackstone. Mr. Petrini is a Joint Portfolio Manager for Blackstone Credit’s Capital Opportunities Funds and sits on the investment committees for Blackstone Credit’s performing credit funds, distressed funds and energy funds. Before joining Blackstone Credit in 2005, at its inception, Mr. Petrini was a Principal of DLJ Investment Partners, the mezzanine fund of CSFB’s Alternative Capital Division. Prior to that, Mr. Petrini was a member of DLJ’s Leveraged Finance Group specializing in financial sponsor transactions since 1997. Mr. Petrini graduated magna cum laude with a B.S. in Economics from the Wharton School of the University of Pennsylvania, where he was a Joseph Wharton and Benjamin Franklin Scholar.

Louis Salvatore, Senior Managing Director of Blackstone, Co-head of Performing Credit. Mr. Salvatore is Co-head of Blackstone Credit’s Performing Credit platform and a Senior Managing Director of Blackstone. Mr. Salvatore is a Joint Portfolio Manager for Blackstone Credit’s Capital Opportunities Funds and sits on the investment committee for Blackstone Credit’s performing credit funds. He also sits on the BIS and Blackstone Total Alternatives Solution, or BTAS, investment committees. Before joining Blackstone Credit in 2005, at its inception, Mr. Salvatore was a Principal of DLJ Investment Partners, the mezzanine fund of CSFB’s Alternative Capital Division. Mr. Salvatore joined CSFB in 2000 when it acquired DLJ, where he was a member of the Merchant Banking Group. He had been a member of DLJ’s Leveraged Finance Group, specializing in corporate restructurings. Prior to that, he worked for Kidder Peabody. Mr. Salvatore is on the board of directors (either as a member or observer) of Acrisure LLC, Community Development Capital Group IV and Loar Group. Mr. Salvatore received a BA in Economics from Cornell University and an MBA from the Wharton School of the University of Pennsylvania.

Paulo Eapen, Senior Managing Director of Blackstone, Head of Europe. Mr. Eapen is Head of Blackstone Credit’s European business and a Senior Managing Director of Blackstone. Mr. Eapen sits on the investment committees for Blackstone Credit’s performing credit funds and distressed funds. Mr. Eapen is focused on the origination and management of private credit and equity investments, spanning acquisitions and corporate refinancings. These investments include a wide variety of industries and geographies, primarily headquartered in Europe. Before joining Blackstone Credit in 2007, Mr. Eapen was with Citigroup Private Equity and previously worked in M&A investment banking with Salomon Smith Barney. Mr. Eapen is, on the boards (as a director or observer) of Accord BidCo, iAero Group, Cobham Mission Systems and Cobham Aviation Services UK, Curium Pharma and Morson Group. Additionally, Mr. Eapen is on the board of directors for the Ubuntu Education Fund, a charitable organization. Mr. Eapen has a B.A. in Economics and Political Science from the University of Pennsylvania and is an Infantry Officer in the Singapore Armed Forces.

Portfolio Management

Set forth below is information regarding the portfolio manager and the team of professionals at the Adviser (who are not Trustees or members of the Investment Committee) that support overseeing the day-to-day operations of the Company. The Adviser utilizes a team approach, with decisions derived from interaction among various investment management sector specialists. Under this team approach, management of the Company’s portfolio will reflect a consensus of interdisciplinary views. Mr. Marshall is primarily responsible for overseeing the day-to-day operations of the Company.

Brad Colman, Managing Director. Mr. Colman focuses on originating, analyzing, executing and monitoring credit investments across a diverse range of industries primarily for the Direct Lending business. Mr. Colman’s responsibilities also include acting as the Portfolio Manager for the GSO Diamond Portfolio Fund, which focuses on senior and stretch senior loans to middle market issuers in the U.S. Before joining Blackstone in 2012, Mr. Colman worked as a Director in the Strategic Investments group at PartnerRe, a Senior Associate in the sponsor finance team at American Capital, and an Analyst in Merrill Lynch’s investment banking group. Mr. Colman graduated magna cum laude from New York University’s Leonard N. Stern School of Business with a BS in Finance, Accounting, and Operations.

Joseph McKnight, Managing Director. Mr. McKnight is a Managing Director with Blackstone Credit and is focused on portfolio management and monitoring in the U.S. Direct Lending business. Mr. McKnight previously focused on mezzanine lending and private equity investments as part of Blackstone Credit’s energy platform. Before joining Blackstone Credit in 2014, Mr. McKnight served as a Vice President at Goldman Sachs, where he focused on private equity and proprietary direct investments in power generation and renewable energy within the firm’s J. Aron commodity division. He previously worked as an Associate in the Natural Resources private equity vertical at Apollo Management. Mr. McKnight received a BA in History from the University of Pennsylvania and a BS in Economics from The Wharton School of the University of Pennsylvania, where he graduated with academic honors.

Bradley Boggess, Managing Director. Mr. Boggess is a Managing Director with Blackstone Credit and is involved with portfolio management and monitoring. Since joining Blackstone in 2018, Mr. Boggess has been focused on the Blackstone Credit Advantage program, which looks to bring Blackstone’s broad set of capabilities to bear for Blackstone Credit’s portfolio companies. Prior to joining Blackstone, Mr. Boggess was Managing Director and Chief Administrative Officer of Hudson Advisors, the asset management affiliate of Lone Star Funds since 2011. He also previously led the asset management team for private equity investments at Hudson. Mr. Boggess served as Chairman of the Board of Continental Building Products (NYSE:CBPX) and on the Board of Del Frisco’s Restaurant Group (NASDAQ:DFRG) and Forterra, PLC (LSE:FORT). Prior to Hudson he had various roles as a management consultant and restructuring advisor at AlixPartners, Ariba, and Accenture. Mr. Boggess was an Armor Officer in the United States Army and received a BS in Management from Tulane University.

Teddy Desloge, Managing Director. Teddy Desloge is a Managing Director with Blackstone Credit and leads Investment Management for the Company and Blackstone Private Credit Fund. Since joining Blackstone Credit in 2015, Mr. Desloge has focused on origination, research, and execution of private and opportunistic credit investments across industries, primarily supporting various vehicles within Blackstone Credit’s Direct Lending strategy. Before joining Blackstone Credit in 2015, Mr. Desloge was an Associate at Gefinor Capital where he focused on research and execution of private credit investments. He started his career in the Leveraged Finance Group at Jefferies. Mr. Desloge graduated with a major in Economics from Hobart & William Smith Colleges.

Other Accounts Managed

The table below identifies the number of accounts (other than the Company) for which the Company’s portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of December 31, 2021.

As of December 31, 2021, Brad Marshall managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies(1)	3	$46.98 billion	3	$46.98 billion
Other Accounts	7	$8.24 billion	7	$8.24 billion

(1)	Includes management investment companies that have elected to be regulated as business development companies under the 1940 Act.

Portfolio Manager Compensation

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

Securities Ownership of the Portfolio Manager

The following table shows the dollar range of equity securities owned by the portfolio manager in the Company as of December 31, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company
Brad Marshall	Over 1,000,000

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the Company may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of the Independent Trustees and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

In addition, we and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. A copy of the code of ethics is available on the Governing Documents section of the Company’s website at www.bxsl.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of February 28, 2022, there were 169,691,413 shares of the Company’s common shares beneficial interest outstanding.

No person is deemed to control the Company, as such term is defined in the 1940 Act.

The following table sets forth, as of February 28, 2022, information with respect to the beneficial ownership of the Company’s common shares by:

•	each person known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s common shares;

•	each of the Company’s trustees and each named executive officer; and

•	all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 169,691,413 shares of the Company’s common shares outstanding as of February 28, 2022.

Unless otherwise indicated, to the Company’s knowledge, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholder, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, each shareholder maintains an address of c/o Blackstone Secured Lending Fund, 345 Park Avenue, 31st Floor, New York, New York 10154.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares is based upon Schedule 13D or Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

Name and Address	Number of Shares	Percentage of Class
Trustees and Executive Officers:
Independent Trustees
Robert Bass	8,441	*
Tracy Collins	—	*
Vicki L. Fuller	—	*
James F. Clark	—	*
Interested Trustees
Daniel H. Smith, Jr.	23,124	*
Brad Marshall	121,285	*
Vikrant Sawhney	—	*
Executive Officers
Stephan Kuppenheimer	12,457	*
Beth Chartoff	2,077	*
Marisa J. Beeney	—	*
Katherine Rubenstein	—	*
Carlos Whitaker	—	*
Robert Busch(1)	—	*
Trustees and Executive Officers as a Group (13 persons)	167,384	*
5% Holders:
QIA FIG Glass Holding Limited	13,723,035	8.1%
Universities Superannuation Scheme Ltd as trustee for Universities Superannuation Scheme and USS Investment Management Limited	12,002,967	7.1%

*	Less than 1%.
(1)	Robert Busch resigned from the Company, effective March 11, 2022 and will be replaced by David Goldberg on an interim basis.

Set forth in the table below is the dollar range of equity securities held in the Company by each Trustee as of December 31, 2021.

Name of Trustee	Dollar Range of Equity Securities in the Company(1)(2)	Dollar Range of Equity Securities in the Fund Complex(1)(2)(3)
Independent Trustees
Robert Bass	Over $100,000	Over $100,000
Tracy Collins	None	None
Vicki L. Fuller(4)	None	None
James F. Clark(5)	None	Over $100,000
Interested Trustees
Daniel H. Smith, Jr	Over $100,000	Over $100,000
Brad Marshall	Over $100,000	Over $100,000
Vikrant Sawhney(6)	None	None

(1)

Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)

Dollar ranges were determined using the number of shares that are beneficially owned as of February 28, 2022, multiplied by the fund’s market price, if such fund is publicly traded, or net asset value per share, if such fund is not publicly traded, each as of December 31, 2021.

(3)

The “Fund Complex” consists of the Company, Blackstone Private Credit Fund, the Blackstone Credit Closed-End Funds (Blackstone Senior Floating Rate Term Fund, Blackstone Long Short Credit Income Fund, Blackstone Strategic Credit Fund and Blackstone Floating Rate Enhanced Income Fund), as well as the Blackstone Real Estate Income Funds (Blackstone Real Estate Income Fund and Blackstone Real Estate Income Fund II), the Blackstone Alternative Alpha Funds (Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund) and Blackstone Alternative Multi-Strategy Fund.

(4)	Ms. Fuller joined the Board on August 26, 2020.
(5)	Mr. Clark joined the Board on November 5, 2020.
(6)	Mr. Sawhney joined the Board on October 18, 2021.

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of Delaware law and on our Fourth Amended and Restated Declaration of Trust (“Declaration of Trust”) and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

Description of our Shares

General

The terms of the Declaration of Trust authorize an unlimited number of shares, which may include preferred shares.

None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Company or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board in setting the terms of any class or series of Common Shares, no shareholder of the Company (“Shareholder”) will be entitled to exercise appraisal rights in connection with any transaction.

The following are the Company’s outstanding classes of securities as of February 28, 2022:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Company or for the Company’s Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Shares	Unlimited	—	169,691,413
Preferred Shares	Unlimited	—	—

Common Shares

Under the terms of the Declaration of Trust, we retain the right to issue common shares. In addition, Shareholders are entitled to one vote for each share held on all matters submitted to a vote of Shareholders and do not have cumulative voting rights in the election or removal of the trustees. Accordingly, subject to the rights of any outstanding preferred shares, holders of a majority of the shares entitled to vote in any election of trustees may elect all of the trustees standing for election. Shareholders are entitled to receive proportionately any dividends declared by the Board, subject to any preferential dividend rights of outstanding preferred shares. Upon our liquidation, dissolution or winding up, the Shareholders will be entitled to receive ratably our net assets available after the payment of all debts and other liabilities and will be subject to the prior rights of any outstanding preferred shares. Shareholders have no redemption or preemptive rights. The rights, preferences and privileges of Shareholders are subject to the rights of the holders of any series of preferred shares that we may designate and issue in the future.

Preferred Shares

Under the terms of the Declaration of Trust, the Board is authorized to issue preferred shares in one or more series without Shareholder approval. The 1940 Act limits our flexibility as certain rights and preferences of the preferred shares require, among other things: (i) immediately after issuance and before any distribution is made with respect to Shares, we must meet an asset coverage ratio of total assets to total senior securities, which include all of our borrowings and preferred shares, of at least 150%; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if and for so long as dividends on the preferred shares are unpaid in an amount equal to two full years of dividends on the preferred shares.

Redemptions by the Company

Each Share is subject to redemption (out of the assets of the Company) by the Company at the redemption price equal to the then current NAV per Share of the Company determined in accordance with the Declaration of Trust at any time if the Trustees determine in their sole discretion that a Shareholder has breached any of its representations or warranties contained in such Shareholder’s subscription agreement with the Company, and upon such redemption the holders of the Shares so redeemed will have no further right with respect thereto other than to receive payment of such redemption price.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever with the exception of any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing. Our Declaration of Trust provides that no Shareholder will be subject in such capacity to any personal liability whatsoever to any Person (as defined in the Declaration of Trust”) in connection with Trust Property (as defined in the Declaration of Trust”) or the acts, obligations or affairs of the Company. Shareholders will have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No trustee or officer of the Company will be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Company or its Shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons will look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Company. If any Shareholder, trustee or officer, as such, of the Company, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he will not, on account thereof, be held to any personal liability. Any repeal or modification of the applicable section of the Declaration of Trust will not adversely affect any right or protection of a trustee or officer of the Company existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Pursuant to our Declaration of Trust, the Company will indemnify each person who at any time serves as a trustee, officer or employee of the Company (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in the applicable section of the Declaration of Trust by reason of his having acted in any such capacity, except with respect to any matter as to which he will not have acted in good faith in the reasonable belief that his action was in the best interest of the Company or, in the case of any criminal proceeding, as to which he will have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee will be indemnified thereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misconduct, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification will be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Board or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the Declaration of Trust will continue as to a person who has ceased to be a trustee or officer of the Company and will inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the Declaration of Trust or repeal of any of its provisions will limit or eliminate any of the benefits provided to any person who at any time is or was a trustee or officer of the Company or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

Notwithstanding the foregoing, the Company will not indemnify an indeminitee unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those trustees who are neither Interested Persons of the Company (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding will be authorized and made in accordance with the immediately succeeding paragraph below.

In addition, the Declaration of Trust permits the Company to make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the members of the Board determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee will provide adequate security for his undertaking, (ii) the Company will be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, will conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Subject to any limitations provided by the 1940 Act and the Declaration, the Company will have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Company or serving in any capacity at the request of the Company or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Board.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on March 26, 2018, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to conduct, operate and carry on the business of a BDC within the meaning of the 1940 Act and engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Term and Election; Certain Transactions

The Company’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Company or to change the composition of our Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Company. Such attempts could have the effect of increasing the expenses of the Company and disrupting the normal operation of the Company. On October 18, 2021 the Board was divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of a majority of the shares then entitled to vote for the election of the respective trustee.

The Declaration of Trust grants special approval rights with respect to certain matters to members of the Board of Trustees who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as members of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

The Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the trustees and holders of at least seventy-five percent (75%) of the Company’s outstanding shares (including common shares and preferred shares, if any) to authorize certain Company transactions not in the ordinary course of business, including a merger, conversion or consolidation, certain issuances or transfers by the Company of the Company’s shares (except as may be pursuant to a public offering, the Company’s dividend reinvestment plan or upon exercise of any stock subscription rights), certain sales, transfers or other dispositions of Company assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the By-Laws and Declaration of Trust, but may be required in certain cases under the 1940 Act).

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Company to negotiate with its management regarding the price to be paid and facilitating the continuity of the Company’s investment objective and policies. The provisions of the Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Company in a tender offer or similar transaction. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Company and its shareholders.

Action by Shareholders

The Shareholders will only have voting rights as required by the 1940 Act or the NYSE rules or as otherwise provided for in the Declaration of Trust. Under the Declaration of Trust, the Company will hold annual meetings. A special meeting of the Shareholders may be called at any time by a majority of the Board or the Chief Executive Officer and will be called by any trustee for any proper purpose upon written request of Shareholders holding in the aggregate not less than thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Company, such request specifying the purpose or purposes for which such meeting is to be called, provided that in the case of a meeting called by any trustee at the request of Shareholders for the purpose of electing trustees or removing the Adviser, written request of Shareholders holding in the aggregate not less than fifty-one percent (51%) of the outstanding Shares of the Company or class or series of Shares having voting rights on the matter will be required. For a special Shareholder meeting to be called for a proper purpose (as used in the preceding sentence), it is not a requirement that such purpose relate to a matter on which Shareholders are entitled to vote, provided that if such meeting is called for a purpose for which Shareholders are not entitled to vote, no vote will be taken at such meeting. Any shareholder meeting, including a special meeting, will be held within or without the State of Delaware on such day and at such time as the Board will designate, and may be held virtually.

Amendment of the Declaration of Trust; No Approval by Shareholders

The Board may, without Shareholder vote, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust. Shareholders will only have the right to vote on any amendment: (i) which would eliminate their right to vote granted in the Declaration of Trust, (ii) to the amendment provision of the Declaration of Trust, (iii) that would adversely affect the powers, preferences or special rights of the Shares as determined by the Board Trustees in good faith and (iv) submitted to them by the Board. A proposed amendment to the Declaration of Trust requires the affirmative vote of a majority of the Board for adoption.

An amendment duly adopted by the requisite vote of the Board and, if required, the Shareholders as aforesaid, will become effective at the time of such adoption or at such other time as may be designated by the Board or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Board setting forth an amendment and reciting that it was duly adopted by the Board and, if required, the Shareholders as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Board, will be conclusive evidence of such amendment when lodged among the records of the Company or at such other time designated by the Board.

Merger, Consolidation, Incorporation

Notwithstanding anything else in the Declaration of Trust, the Board may, without Shareholder approval unless such approval is required by the 1940 Act or the NYSE rules, or if such transaction is reasonably anticipated to result in a material dilution of the NAV per Share of the Company, cause and approve a merger, conversion, reorganization or consolidation of the Company, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Company to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Company or (v) at any time sell or convert into money all or any part of the assets of the Company. Any agreement of merger, reorganization, consolidation, exchange or conversion or certificate of merger, certificate of conversion or other applicable certificate may be signed by a majority of the Board or an authorized officer of the Company and facsimile signatures conveyed by electronic or telecommunication means will be valid.

Derivative Actions

No person, other than a Trustee, who is not a Shareholder will be entitled to bring any derivative action, suit or other proceeding on behalf of the Company. No Shareholder may maintain a derivative action on behalf of the Company unless holders of at least ten percent (10%) of the outstanding Shares join in the bringing of such action.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a Shareholder may bring a derivative action on behalf of the Company only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed; and a demand on the Board will only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Board who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Board will be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Company for the expense of any such advisors in the event that the Board determine not to bring such action. For purposes of this paragraph, the Board may designate a committee of one or more trustees to consider a Shareholder demand.

For the avoidance of doubt, Section 6.10 of the Company’s Declaration of Trust, which prohibits derivative actions as set forth above, shall not apply to any claims asserted under the U.S. federal securities laws, including, without limitation, the 1940 Act.

Exclusive Delaware Jurisdiction

Each Trustee, each officer and each person legally or beneficially owning a Share or an interest in a Share of the Company (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Company, the Delaware Statutory Trust Statute, the Company’s By-Laws or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust, or (B) the duties (including fiduciary duties), obligations or liabilities of the Company to the Shareholders or the Board, or of officers or the Board to the Company, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Company, the officers, the Board or the Shareholders, or (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Company pursuant to Section 3809 of the Delaware Statutory Trust Statute, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the Declaration of Trust relating in any way to the Company (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), will be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service will constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof will affect or limit any right to serve process in any other manner permitted by law, and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. For the avoidance of doubt, Section 13.3 of the Company’s Declaration of Trust shall not apply to any claims asserted under the U.S. federal securities laws, including, without limitation, the 1940 Act.

Term of the Company

The Company may be dissolved by the affirmative vote or consent of at least a majority of the Board and 75% of the Continuing Trustees, without the vote of the Shareholders.

Books and Reports

We are required to keep appropriate books of our business at our principal offices. The books will be maintained for both tax and financial reporting purposes on an accrual basis in accordance with GAAP.

DIVIDEND REINVESTMENT PLAN

The information in “Business—Dividend Reinvestment Plan” in Part 1, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: 100 Summer Street, Floor 5, Boston, Massachusetts 02110. DST Systems, Inc. acts as our transfer agent, dividend disbursing agent for our common shares. The principal business address of DST Systems, Inc. is 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105-1594, telephone number: (816) 435-3455.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board, if any, the Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters with respect to the validity of the Exchange Notes offered by this prospectus have been passed upon for us by Richards, Layton & Finger, P.A., Wilmington, Delaware and Simpson Thacher & Bartlett LLP, New York, New York.

EXPERTS

The consolidated financial statements of the Company and its consolidated subsidiaries at December 31, 2021 and 2020, incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, have been audited by                 , an independent registered public accounting firm, located at                 , as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. These filings are available to the public from the SEC’s website at www.sec.gov.

Our website address is www.bxsl.com. Through our website, we make available, free of charge, the following documents as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC: our Annual Reports on Form 10-K; our Quarterly Reports on Form 10-Q; our Current Reports on Form 8-K; Forms 3, 4 and 5 and Schedules 13G with respect to our securities filed on behalf of Universities Superannuation Scheme Ltd as trustee for Universities Superannuation Scheme, our trustees and our executive officers; and amendments to those documents. Our website also contains additional information with respect to our industry and businesses. The information contained on, or that may be accessed through, our website is not part of, and is not incorporated into, this prospectus (except for SEC filings expressly incorporated herein).

INCORPORATION BY REFERENCE

We incorporate by reference the documents listed below. The information that we incorporate by reference is considered to be part of this prospectus. Specifically, we incorporate by reference:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 28, 2022; and

•	our Current Report on Form 8-K filed with the SEC on February 4, 2022.

Any statement contained herein or in a document, all or a portion of which is incorporated by reference herein, will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is incorporated by reference herein modifies or supersedes such statement. Any such statements so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

You may obtain copies of these documents, at no cost to you, from our website at www.bxsl.com, or by writing or telephoning us at the following address:

Blackstone Secured Lending Fund

345 Park Avenue, 31st Floor

New York, NY 10154

(212) 503-2100

PART C

OTHER INFORMATION

Item 15. Indemnification.

Article V of the Registrant’s Fourth Amended and Restated Agreement and Declaration of Trust provides that:

Section 5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 5.2 Mandatory Indemnification.

(a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee, officer or employee of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misconduct, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of Shareholders or Trustees who are not Interested Persons or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

Section 5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 5.4 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)(a)	Fourth Amended and Restated Agreement and Declaration of Trust, dated as of October 18, 2021 (incorporated by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 filed on October 18, 2021).

(1)(b)	Certificate of Amendment to Certificate of Trust, effective December 10, 2020 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on December 10, 2020).

(2)	Amended and Restated Bylaws, dated as of October 18, 2021 (incorporated by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-2 filed on October 18, 2021).

(4)	Form of Subscription Agreement (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 10 filed on October 1, 2018).

(5)(a)	Indenture, dated as of July 15, 2020, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on July 17, 2020).

(5)(b)	First Supplemental Indenture, dated as of July 15, 2020, relating to the 3.650% Notes due 2023, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on July 17, 2020).

(5)(c)	Second Supplemental Indenture, dated as of October 23, 2020, relating to the 3.625% Notes due 2026, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 27, 2020).

(5)(d)	Third Supplemental Indenture, dated as of March 16, 2021, relating to the 2.750% Notes due 2026, by and between the Fund and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on March 18, 2021).

(5)(e)	Fourth Supplemental Indenture, dated as of July 23, 2021, relating to the 2.125% Notes due 2027, by and between the Fund and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on July 27, 2021).

(5)(f)	Fifth Supplemental Indenture, dated as of September 30, 2021, relating to the 2.850% Notes due 2028, by and between the Fund and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 1, 2021).

(5)(g)	Form of 3.650% Notes Due 2023 (included as part of Exhibit 4.2) (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on July 17, 2020).

(5)(h)	Form of 3.625% Notes due 2026 (included as part of Exhibit 4.2) (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on October 27, 2020).

(5)(i)	Form of 2.750% Notes due 2026 (included as part of Exhibit 4.2) (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on March 18, 2021).

(5)(j)	Form of 2.125% Notes due 2027 (included as part of Exhibit 4.2) (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on July 27, 2021).

(5)(k)	Form of 2.850% Notes due 2028 (included as part of Exhibit 4.2) (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on October 1, 2021).

(5)(l)	Registration Rights Agreement, dated as of July 23, 2021, by and among the Fund and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on July 27, 2021).

(5)(m)	Registration Rights Agreement, dated as of September 30, 2021, by and among the Fund and Citigroup Global Markets Inc., J.P. Morgan Securities, LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on October 1, 2021).

(6)(a)	Amended and Restated Investment Advisory Agreement between Blackstone Secured Lending Fund and the Blackstone Credit BDC Advisors LLC, dated as of October 18, 2021 (incorporated by reference to Exhibit (g) to the Registrant’s Registration Statement on Form N-2 filed on October 18, 2021).

(6)(b)	Waiver Letter Agreement between Blackstone Secured Lending Fund and the Blackstone Credit BDC Advisors LLC, dated October 18, 2021 (incorporated by reference to Exhibit (k)(23) to the Registrant’s Registration Statement on Form N-2 filed on October 18, 2021).

(6)(c)	Administration Agreement between the Company and the Administrator, dated October 1, 2018 (incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form 10 filed on October 1, 2018).

(9)(a)	Custodian Agreement between the Company and State Street Bank and Trust Company, dated October 1, 2018 (incorporated by reference to Exhibit 10.3 to the Company’s Annual Report on Form 10-K filed on March 18, 2019).

(9)(b)	Custody Agreement between the Adviser and UMB Bank, n.a., dated September 14, 2018 (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form 10 filed on October 1, 2018).

(11)(a)	Opinion of Richards, Layton & Finger, P.A.**

(11)(b)	Opinion of Simpson Thacher & Bartlett LLP**

(12)	Opinion and Consent of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to Noteholders discussed in the prospectus**

(13)(a)	Agency Agreement between the Company and DST Systems, Inc., dated September 10, 2018 (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form 10 filed on October 1, 2018).

(13)(b)	Expense Support and Conditional Reimbursement Agreement, dated December 12, 2018 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 18, 2018).

(13)(c)	Amended and Restated Dividend Reinvestment Plan (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 18, 2018).

(13)(d)	Amended and Restated Loan and Security Agreement among BGSL Jackson Hole Funding LLC, the Company, the lenders party thereto, Citibank, N.A., Virtus Group, LP and JPMorgan Chase Bank, National Association, dated December 16, 2021 (incorporated by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed February 28, 2022).

(13)(e)	Revolving Credit Facility between BGSL Breckenridge Funding LLC, the lenders party thereto, BNP Paribas, the Company and Wells Fargo Bank, National Association, dated December 21, 2018 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 28, 2018).

(13)(f)	First Amendment to the Revolving Credit Agreement between BGSL Breckenridge Funding LLC, the lenders party thereto, BNP Paribas, the Company and Wells Fargo Bank, National Association, dated June 11, 2019 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 13, 2019).

(13)(g)	Second Amendment to the Revolving Credit Agreement between BGSL Breckenridge Funding LLC, the lenders party thereto, BNP Paribas, the Company and Wells Fargo Bank, National Association, dated August 2, 2019 (incorporated by reference to Exhibit 10.10.2 to the Company’s Quarterly Report on Form 10-K filed on February 28, 2020).

(13)(h)	Third Amendment to the Revolving Credit Agreement between BGSL Breckenridge Funding LLC, the lenders party thereto, BNP Paribas, the Company and Wells Fargo Bank, National Association, dated September 27, 2019 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 14, 2019).

(13)(i)	Fourth Amendment to the Revolving Credit Agreement between BGSL Breckenridge Funding LLC, the lenders party thereto, BNP Paribas, the Company and Wells Fargo Bank, National Association, dated April 13, 2020 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on May 7, 2020).

(13)(j)	Fifth Amendment to the Revolving Credit Agreement among BGSL Breckenridge Funding LLC, the lenders party thereto, BNP Paribas, the Company and Wells Fargo Bank, National Association, dated October 5, 2021 (incorporated by reference to Exhibit 10.10.5 to the Company’s Annual Report on Form 10-K filed February 28, 2022).

(13)(k)	Amended and Restated Credit Agreement among BGSL Big Sky Funding LLC, the lender parties thereto, Bank of America, N.A., and Wells Fargo Bank, National Association, dated September 30, 2021 (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K filed February 28, 2022).

(13)(l)	Amendment and Restated Agreement, dated as of June 30, 2021, to the Senior Secured Credit Agreement, dated as of June 15, 2020, by and among the Company, each of the lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed November 12, 2021).

(13)(m)	Incremental Assumption Agreement, dated as of November 3, 2020, by and among the Company, each of the lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.12.2 to the Company’s Annual Report on Form 10-K filed on March 4, 2021).

(13)(n)	Incremental Assumption Agreement, dated as of August 4, 2021, to the Senior Secured Credit Agreement, dated as of June 15, 2020, by and among the Company, each of the lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed November 12, 2021).

(14)(a)	Consent of **

(14)(b)	Report of regarding the senior securities table contained herein**

(16)	Power of Attorney*

(17)(a)	Statement of Eligibility on Form T-1 of U.S. Bank Trust Company, National Association, as trustee*

(17)(b)	Form of Letter of Transmittal*

(107)	Filing Fees Table*

*	Filed herewith.
**	To be filed by amendment.

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in New York, New York on the 7th day of March, 2022.

BLACKSTONE SECURED LENDING FUND

By:	/s/ Brad Marshall
Brad Marshall
Chief Executive Officer and Trustee

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Brad Marshall	Chief Executive Officer and Trustee	March 7, 2022
Brad Marshall	(Principal Executive Officer)

/s/ Stephan Kuppenheimer	Chief Financial Officer	March 7, 2022
Stephan Kuppenheimer	(Principal Financial Officer)

/s/ Robert Busch	Chief Accounting Officer and Treasurer	March 7, 2022
Robert Busch	(Principal Accounting Officer)

/s/ Daniel H. Smith, Jr.*
Daniel H. Smith, Jr.	Trustee	March 7, 2022

/s/ Vikrant Sawhney*
Vikrant Sawhney	Trustee	March 7, 2022

/s/ Robert Bass*
Robert Bass	Trustee	March 7, 2022

/s/ Tracy Collins*
Tracy Collins	Trustee	March 7, 2022

/s/ Vicki L. Fuller*
Vicki L. Fuller	Trustee	March 7, 2022

/s/ James F. Clark*
James F. Clark	Trustee	March 7, 2022

*By:	/s/ Brad Marshall
Brad Marshall
As Agent or Attorney-in-Fact
March 7, 2022

The original powers of attorney authorizing Brad Marshall, Carlos Whitaker, Stephan Kuppenheimer, Katherine Rubenstein, David Goldberg and Marisa J. Beeney to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, is filed with this Registration Statement as Exhibit 16.